As filed with the Securities and Exchange Commission on February 26, 2009

Securities Act registration No. 333-53390
Investment Company Act file No. 811-10261

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 12	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 14	☒

 PEARL MUTUAL FUNDS
on behalf of its series:

Pearl Total Return Fund
Pearl Aggressive Growth Fund

2610 Park Avenue
P.O. Box 209
Muscatine, Iowa 52761

Telephone number 563-288-2773

Copies to:
Robert H. Solt	Eric S. Purple
2610 Park Avenue	K&L Gates LLP
P.O. Box 209	1601 K Street, N.W.
Muscatine, Iowa 52761	Washington, DC 20006
(Agent for service)

Amending parts A, B and C and filing Exhibits.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to rule 485(b)
☐	on pursuant to rule 485(b)
☐	60 days after filing pursuant to rule 485(a)(1)
☒	on April 30, 2010 pursuant to rule 485(a)(1)
☐	75 days after filing pursuant to rule 485(a)(2)
☐	on pursuant to rule 485(a)(2)

PEARL® MUTUAL FUNDS

PROSPECTUS

________, 2010

Pearl Total Return Fund — PFTRX
Pearl Aggressive Growth Fund — PFAGX

www.pearlfunds.com
2610 Park Avenue, PO Box 209, Muscatine, IA  52761
866-747-9030 (toll-free) or 563-288-2773
Fax:  563-288-4101
E-mail:  info@pearlfunds.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

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Pearl Total Return Fund — PFTRX
At a Glance

Investment Objective:

Pearl Total Return Fund (“PTRF”) seeks long-term total return.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of PTRF.

Shareholder Fees (Fees paid directly from your investment):

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee on shares held 30 days or less
(as a percentage of amount redeemed)	2.00%
Exchange fee	None

Annual Fund Operating Expenses1 (Expenses that you pay each year as a percentage of the value of your investment):
Pearl Total Return Fund
Management fees	0.75%
Distribution (12b-1) fees	None
Other expenses	0.46%
Acquired fund (portfolio fund) fees and expenses2	0.92%
Total annual fund operating expenses3	2.13%
Expense reimbursement by Manager4	0.01%
Net expenses3	2.12%

1	Based on expenses for the fiscal year ended December 31, 2009, restated to reflect current fees.
2	Acquired fund (portfolio fund) fees and expenses reflect the estimated fees and expenses incurred indirectly by PTRF through its investments in portfolio funds.
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Total and net annual fund operating expenses in the fee table may differ from the expense ratios in the “Financial Highlights” section because the Financial Highlights include only PTRF’s direct operating expenses and do not include fees and expenses incurred indirectly by PTRF through its investments in portfolio funds.  Without the acquired fund (portfolio fund) fees and expenses: (a) Total annual fund operating expenses would be 1.21%. (b) Taking into account the Manager’s agreement to limit PTRF’s expenses, Net annual fund operating expenses would be 1.20%.

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Pearl Management Company (the “Manager” or “Management”) has contractually agreed to reimburse PTRF for all ordinary operating expenses (including all management and administrative fees) exceeding 1.20% of  PTRF’s average net assets.  This expense limit does not have an expiration date, and will continue unless a change is approved by PTRF’s Board of Trustees.  When the Manager has reimbursed PTRF for expenses in excess of this limit, the Manager may recover the reimbursed amounts under this limit, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit.  The agreement to limit PTRF’s ordinary operating expenses is limited to PTRF’s direct operating expenses and does not apply to acquired fund (portfolio fund) fees and expenses, which are indirect expenses incurred by PTRF through its investments in portfolio funds.  After reimbursement, “Management fees” are 0.75% and “Other expenses” are 0.45%.

Example:

This Example is intended to help you compare the cost of investing in Pearl Total Return Fund with the costs of investing in other mutual funds.  The Example includes both PTRF’s operating expenses and the portfolio funds’ fees and expenses.  It assumes that you invest $10,000 for the time periods indicated and

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that you redeem all of your shares at the end of the periods.  The Example also assumes a 5% return (before expenses) each year, reinvestment of dividends, and that operating expenses remain constant at the level shown above.  Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Pearl Total Return Fund	$215	$638	$1,108	$2,501

Portfolio Turnover:

When Pearl Total Return Fund buys and sells securities (“turns over” its portfolio), a higher portfolio turnover rate may cause higher taxes when Fund shares are held in a taxable account.  Higher portfolio turnover will also increase costs and affect PTRF’s performance if transaction costs (such as sales charges and commissions) are paid by PTRF.  However, PTRF has not paid any transaction costs during the past 10 years.  During the year 2009, PTRF’s portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies:

Pearl Total Return Fund is a diversified fund of funds that invests in shares of mutual funds (open-end investment companies) registered under the Investment Company Act of 1940.  We refer to the mutual funds in which PTRF may invest as “portfolio funds.”

PTRF seeks long-term total return.  PTRF seeks to achieve this objective by investing 80% or more of its net assets in equity portfolio funds whose objective is growth or capital appreciation, including portfolio funds that invest in U.S. or foreign securities (including emerging markets) or both.  However, PTRF may invest less than 80% of its net assets in equity portfolio funds when Management believes there are high risks affecting stock markets.  Because PTRF seeks to limit risk and preserve capital, it often takes a partial defensive position by investing part of PTRF’s net assets (often up to 20% of net assets) in money market, bond, and other fixed-income portfolio funds.  PTRF may take a larger defensive position (up to 100% of net assets) on a temporary basis when Management believes there are high risks affecting stock markets.  When PTRF takes such a temporary defensive position, PTRF might not be able to meet its investment objective.  Management determines PTRF’s allocation among the various types of authorized investments.  PTRF may invest up to 25% of its total assets in any one portfolio fund.

PTRF seeks to make all of its investments on a no-load basis and to avoid completely all transaction costs (sales charges, commissions, and redemption fees).  This is an important goal but is not a requirement.

Under normal market conditions, PTRF holds equity portfolio funds with value, growth, or blend investment styles and with small-, mid-, or large-cap investment styles.  There is no limit on the investment styles or capitalization ranges of the portfolio funds in which PTRF may invest.  The allocation among portfolio funds using various investment styles and having various capitalization ranges may vary greatly depending on Management’s assessment of the stock markets.  PTRF may also hold greater or lesser positions in portfolio bond, income, and money market funds based on Management’s overall assessment of market conditions and movements.

Principal Investment Risks:

All investments involve risk.  Even though Pearl Total Return Fund invests in many portfolio funds, that investment strategy cannot eliminate investment risk.  PTRF may be subject to the following principal risks:

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Securities Markets In General — As with any investment whose performance is tied to these markets, the value of your investment in PTRF will fluctuate, which means that you could lose money.

Stock Markets — Many portfolio funds hold stocks.  The same factors that affect stock market performance generally affect portfolio stock funds.  Political and economic news can influence market-wide trends; the outcome may be positive or negative, short-term or long-term.  Any type of stock can temporarily fall out of favor.  The values of certain types of stocks, such as small-cap stocks and foreign stocks, may fluctuate more widely than others.

Bond Markets — Some portfolio funds may hold bonds.  Bond prices generally fall when interest rates rise.  Funds that focus on bonds with longer maturities tend to be more sensitive to this risk.  Portfolio performance also could be affected if bonds held by portfolio funds go into default.  Some bonds may be paid off (“called”) substantially earlier or later than expected, forcing a portfolio fund to reinvest at what may be an undesirable time.  Some funds may invest in high yield, high risk “junk bonds.”  PTRF will be affected by these risks to the extent of its investments in portfolio funds investing in bonds.

Portfolio Management by Portfolio Funds — PTRF’s Management has no control over the managers or investment decisions of portfolio funds.  Decisions by portfolio funds’ managers will have a substantial effect on PTRF’s performance.  Investment decisions by portfolio funds’ managers are made independently of each other.  As a result there is a risk that one fund’s investment actions may be cancelled out by another fund’s actions — for example, if one portfolio fund buys a particular stock while another portfolio fund sells the same stock.  This independence of investment decisions could also increase PTRF’s exposure to certain investments and their related risks.

Characteristics of Portfolio Funds and Related Principal Risks:

Non-diversified investments.  Performance of large positions in certain stocks may significantly impact a portfolio fund’s performance, resulting in greater volatility.

Concentration.  Concentration of investments within one industry or market sector may subject a portfolio fund to greater market fluctuations.  PTRF will not knowingly concentrate its investments, directly or indirectly, in an industry.

Investments in foreign securities.  A portfolio fund’s investments in foreign securities may be subject to additional risks not typically associated with U.S. securities, such as changes in currency rates; less available public information about the issuers; less stringent regulatory standards; lack of uniform accounting, auditing, and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices, and political instability.  Foreign securities may also tend to be more volatile than U.S. securities.

Emerging markets securities. The risks of foreign securities are typically increased in emerging markets.  For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability.  The securities markets may be less developed.  These countries are also more likely to experience high levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

Investments in “junk bonds”.  A portfolio fund’s investments in high yield, high risk “junk bonds” may be subject to additional risks such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer.

Investments in small- and mid-cap securities.  Stocks of small- and medium-sized companies tend to be more volatile and less liquid than stocks of large companies.

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Annual Total Return:

The following bar chart shows the calendar year-by-year performance of Pearl Total Return Fund.  This information helps you assess the variability of PTRF’s performance and the potential risks.  PTRF’s past performance (before and after taxes) is not an indication of future performance.  PTRF updates its performance information periodically.  You can get these performance updates at www.pearlfunds.com or by calling 866-747-9030 (toll-free).

From July 1, 1972 through July 1, 2001, PTRF’s shares were not registered under the Securities Act of 1933 and sales of PTRF shares were made only on a private basis.  PTRF began offering its shares to the public pursuant to an effective registration statement on July 2, 2001.

Pearl Total Return Fund’s Performance (Annual Total Returns)*
* During the period shown in the bar chart, the highest return for a quarter was +17.36% during the quarter ended June 30, 2003 and the lowest return for a quarter was -18.10% during the quarter ended December 31, 2008.

Average Annual Total Returns for Periods Ended 12-31-09:

Average Annual Total Returns
Pearl Total Return Fund	1 Year	5 Years	10 Years
Return before taxes	+26.05%	+2.81%	+5.46%
Return after taxes on distributions	+25.72%	+ 1.03%	+3.77%
Return after taxes on distributions and sale of PTRF shares	+21.96%	+2.18%	+4.16%
Dow Jones Wilshire 5000 (reflects no deduction for fees, expenses, or taxes)	+29.42%	+1.10%	-0.17%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	+29.99%	+2.01%	-0.24%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	+26.46%	+0.42%	-0.95%

The Dow Jones Wilshire 5000 Composite Index (Full Cap), often referred to as Dow Jones Wilshire 5000, is an unmanaged index, is market-capitalization weighted, includes all publicly-traded U.S. common stocks headquartered in the U.S. with readily available price data, and is generally representative of the performance of the average dollar invested in U.S. common stocks.  The MSCI World Index is an unmanaged index, is market-capitalization weighted, and is generally representative of the performance of the global (including U.S. and international) market for common stocks.  The Standard & Poor’s (S&P) 500 Index is an unmanaged index of 500 stocks, is market-capitalization weighted, and is generally representative of the performance of larger companies in the U.S.  PTRF’s holdings are not the same as the indexes.  PTRF’s performance will not mirror the returns of any particular index.  It is not possible to invest directly in an index.  All returns reflect reinvested dividends.  Trademarks and copyrights relating

4

to the indexes are owned by:  Dow Jones Wilshire 5000:  Dow Jones Indexes and Wilshire Associates, Inc.  MSCI World Index:  Morgan Stanley Capital International.  Standard & Poor’s 500 Index:  The McGraw Hill Companies.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in PTRF.  “Return after taxes on distributions” shows the effect of all taxable distributions (dividends) of income and capital gains, but assumes that you still hold PTRF shares at the end of the period and therefore do not have any taxable gain or loss on your PTRF investment.  “Return after taxes on distributions and sale of PTRF shares” shows the effect of both taxable distributions (dividends) and any taxable gain or loss that would be realized if PTRF shares were purchased at the beginning and sold at the end of the specified period.  In contrast, total returns of the indexes do not reflect any deduction for taxes.

Total returns of PTRF are net — after deduction of all expenses (all fees, transaction costs, etc.), including all expenses of PTRF and (indirectly) all expenses of all the mutual funds in its portfolio.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes.  In some instances, the “Return after taxes on distributions and sale of PTRF shares” may be higher than the “Return before taxes” because you are assumed to be able to use any capital loss on the sale of PTRF shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown.  After-tax returns reflect past tax effects and do not predict future tax effects.  After-tax returns are not relevant (a) if you hold your PTRF shares in a tax-deferred or tax-advantaged account (such as a 401(k) plan or any type of IRA) or (b) if you are a tax-exempt investor.

Investment Adviser and Manager:

Pearl Total Return Fund is managed by Pearl Management Company (the “Manager” or “Management”), 2610 Park Avenue, Muscatine, Iowa 52761.  The Manager chooses the portfolio funds in which PTRF invests and handles PTRF’s business under the direction of its Board of Trustees.

Portfolio Managers:

Robert H. Solt is Chairman, President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Treasurer, and Director of the Manager and has held Executive Officer positions with the Manager and with PTRF continuously since February 2001.

David M. Stanley is Senior Counsel, Chief Legal Officer, Secretary, and a Director of the Manager and has held Executive Officer positions with the Manager and with PTRF continuously since 1972.

Richard R. Phillips is Vice President, Chief Compliance Officer, and Assistant Secretary of the Manager and has held Executive Officer positions with the Manager and with PTRF continuously since August 2005.  From November 2004 to July 2005, Mr. Phillips served as a consultant to the Manager and PTRF.

For important information about purchase and sale of PTRF shares, dividends, capital gains, taxes, and payments to financial intermediaries, please turn to “Additional Fund Information” on page 11.

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Pearl Aggressive Growth Fund — PFAGX
At a Glance

Investment Objective:
Pearl Aggressive Growth Fund (“PAGF”) seeks long-term aggressive growth of capital.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of PAGF.

Shareholder Fees (Fees paid directly from your investment):

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee on shares held 30 days or less
(as a percentage of amount redeemed)	2.00%
Exchange fee	None

Annual Fund Operating Expenses1 (Expenses that you pay each year as a percentage of the value of your investment):
Pearl Aggressive Growth Fund
Management fees	0.78%
Distribution (12b-1) fees	None
Other expenses	0.48%
Acquired fund (portfolio fund) fees and expenses2	1.19%
Total annual fund operating expenses3	2.45%
Expense reimbursement by Manager4	0.06%
Net expenses3	2.39%

1	Based on expenses for the fiscal year ended December 31, 2009, restated to reflect current fees.
2	Acquired fund (portfolio fund) fees and expenses reflect the estimated fees and expenses incurred indirectly by PAGF through its investments in portfolio funds.
3
Total and net annual fund operating expenses in the fee table may differ from the expense ratios in the “Financial Highlights” section because the Financial Highlights include only PAGF’s direct operating expenses and do not include fees and expenses incurred indirectly by PAGF through its investments in portfolio funds.  Without the acquired fund (portfolio fund) fees and expenses: (a) Total annual fund operating expenses would be 1.26%. (b) Taking into account the Manager’s agreement to limit PAGF’s expenses, Net annual fund operating expenses would be 1.20%.

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Pearl Management Company (the “Manager” or “Management”) has contractually agreed to reimburse PAGF for all ordinary operating expenses (including all management and administrative fees) exceeding 1.20% of PAGF’s average net assets.  This expense limit does not have an expiration date, and will continue unless a change is approved by PAGF’s Board of Trustees.  When the Manager has reimbursed PAGF for expenses in excess of this limit, the Manager may recover the reimbursed amounts under this limit, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit.  The agreement to limit PAGF’s ordinary operating expenses is limited to PAGF’s direct operating expenses and does not apply to acquired fund (portfolio fund) fees and expenses, which are indirect expenses incurred by PAGF through its investments in portfolio funds.  After reimbursement, “Management fees” are 0.78% and “Other expenses” are 0.42%.

Example:

This Example is intended to help you compare the cost of investing in Pearl Aggressive Growth Fund with the costs of investing in other mutual funds.  The Example includes both PAGF’s operating expenses and the portfolio funds’ fees and expenses.  It assumes that you invest $10,000 for the time periods indicated and that you redeem all of your shares at the end of the periods.  The Example also assumes a 5% return (before expenses) each year, reinvestment of dividends, and that operating expenses remain constant at the level shown above.  Your actual costs may be higher or lower.

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	1 Year	3 Years	5 Years	10 Years
Pearl Aggressive Growth Fund	$242	$731	$1,280	$2,890

Portfolio Turnover:

When Pearl Aggressive Growth Fund buys and sells securities (“turns over” its portfolio), a higher portfolio turnover rate may cause higher taxes when Fund shares are held in a taxable account.  Higher portfolio turnover will also increase costs and affect PAGF’s performance if transaction costs (such as sales charges and commissions) are paid by PAGF.  However, PAGF has never paid any transaction costs.  During the year 2009, PAGF’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies:

Pearl Aggressive Growth Fund is a diversified fund of funds that invests in shares of mutual funds (open-end investment companies) registered under the Investment Company Act of 1940.  We refer to the mutual funds in which PAGF may invest as “portfolio funds.”

PAGF seeks long-term aggressive growth of capital.  PAGF seeks to achieve this objective by being fully invested (meaning 95% or more of PAGF’s net assets) in equity portfolio funds whose objective is growth or capital appreciation, including portfolio funds that invest in U.S. or foreign securities (including emerging markets) or both.  PAGF invests in money market funds only to meet its cash flow needs.  PAGF almost never takes a defensive position, although it has the ability to do so if Management determines that extreme circumstances exist.  PAGF might not be able to meet its investment objective during any period in which it takes a defensive position.  Management intends that any defensive position would be temporary and rare.  Management determines PAGF’s allocation among the various types of authorized investments.  PAGF may invest up to 25% of its total assets in any one portfolio fund.

PAGF seeks to make all of its investments on a no-load basis and to avoid completely all transaction costs (sales charges, commissions, and redemption fees).  This is an important goal but is not a requirement.

Under normal market conditions, PAGF holds equity portfolio funds with value, growth, or blend investment styles and with small-, mid-, or large-cap investment styles.  There is no limit on the investment styles or capitalization ranges of the portfolio funds in which PAGF may invest.  The allocation among portfolio funds using various investment styles and having various capitalization ranges may vary greatly depending on Management’s assessment of the stock markets.  PAGF usually does not invest in bond funds, but the equity portfolio funds in which it invests may hold some bonds.

Principal Investment Risks:

All investments involve risk.  Even though Pearl Aggressive Growth Fund invests in many portfolio funds, that investment strategy cannot eliminate investment risk.  PAGF may be subject to the following principal risks:

Securities Markets In General — As with any investment whose performance is tied to these markets, the value of your investment in PAGF will fluctuate, which means that you could lose money.

Stock Markets — Many portfolio funds hold stocks.  The same factors that affect stock market performance generally affect portfolio stock funds.  Political and economic news can influence market-wide trends; the outcome may be positive or negative, short-term or long-term.  Any type of stock can

7

temporarily fall out of favor.  The values of certain types of stocks, such as small-cap stocks and foreign stocks, may fluctuate more widely than others.

Bond Markets — Some portfolio funds may hold bonds.  Bond prices generally fall when interest rates rise.  Funds that focus on bonds with longer maturities tend to be more sensitive to this risk.  Portfolio performance also could be affected if bonds held by portfolio funds go into default.  Some bonds may be paid off (“called”) substantially earlier or later than expected, forcing a portfolio fund to reinvest at what may be an undesirable time.  Some funds may invest in high yield, high risk “junk bonds.”  PAGF will be affected by these risks to the extent of its investments in portfolio funds investing in bonds.

Portfolio Management by Portfolio Funds — PAGF’s Management has no control over the managers or investment decisions of portfolio funds.  Decisions by portfolio funds’ managers will have a substantial effect on PAGF’s performance.  Investment decisions by portfolio funds’ managers are made independently of each other.  As a result there is a risk that one fund’s investment actions may be cancelled out by another fund’s actions — for example, if one portfolio fund buys a particular stock while another portfolio fund sells the same stock.  This independence of investment decisions could also increase PAGF’s exposure to certain investments and their related risks.

Characteristics of Portfolio Funds and Related Principal Risks:

Non-diversified investments.  Performance of large positions in certain stocks may significantly impact a portfolio fund’s performance, resulting in greater volatility.

Concentration.  Concentration of investments within one industry or market sector may subject a portfolio fund to greater market fluctuations.  PAGF will not knowingly concentrate its investments, directly or indirectly, in an industry.

Investments in foreign securities.  A portfolio fund’s investments in foreign securities may be subject to additional risks not typically associated with U.S. securities, such as changes in currency rates; less available public information about the issuers; less stringent regulatory standards; lack of uniform accounting, auditing, and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices, and political instability.  Foreign securities may also tend to be more volatile than U.S. securities.

Emerging markets securities. The risks of foreign securities are typically increased in emerging markets.  For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability.  The securities markets may be less developed.  These countries are also more likely to experience high levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

Investments in “junk bonds”.  A portfolio fund’s investments in high yield, high risk “junk bonds” may be subject to additional risks such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer.

Investments in small- and mid-cap securities.  Stocks of small- and medium-sized companies tend to be more volatile and less liquid than stocks of large companies.

Annual Total Return:

The following bar chart shows the calendar year-by-year performance of Pearl Aggressive Growth Fund.  This information helps you assess the variability of PAGF’s performance and the potential risks.  PAGF’s past performance (before and after taxes) is not an indication of future performance.  PAGF updates its

8

performance information periodically.  You can get these performance updates at www.pearlfunds.com or by calling 866-747-9030 (toll-free).

Pearl Aggressive Growth Fund’s Performance (Annual Total Returns)*
*During the period shown in the bar chart, the highest return for a quarter was +33.03% during the quarter ended June 30, 2009 and the lowest return for a quarter was -29.55% during the quarter ended December 31, 2008.

Average Annual Total Returns for Periods Ended 12-31-09:

Average Annual Total Returns
Pearl Aggressive Growth Fund (inception date July 2, 2001)	1 Year	5 Years	Since Inception
Return before taxes	+54.34%	+4.55%	+7.68%
Return after taxes on distributions	+54.34%	+2.88%	+6.42%
Return after taxes on distributions and sale of PAGF shares	+46.19%	+3.69%	+6.52%
Dow Jones Wilshire 5000 (reflects no deduction for fees, expenses, or taxes)	+29.42%	+1.10%	-0.17%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	+29.99%	+2.01%	-0.24%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	+26.46%	+0.42%	-0.95%

The Dow Jones Wilshire 5000 Composite Index (Full Cap), often referred to as Dow Jones Wilshire 5000, is an unmanaged index, is market-capitalization weighted, includes all publicly-traded U.S. common stocks headquartered in the U.S. with readily available price data, and is generally representative of the performance of the average dollar invested in U.S. common stocks.  The MSCI World Index is an unmanaged index, is market-capitalization weighted, and is generally representative of the performance of the global (including U.S. and international) market for common stocks.  The Standard & Poor’s (S&P) 500 Index is an unmanaged index of 500 stocks, is market-capitalization weighted, and is generally representative of the performance of larger companies in the U.S.  PAGF’s holdings are not the same as the indexes.  PAGF’s performance will not mirror the returns of any particular index.  It is not possible to invest directly in an index.  All returns reflect reinvested dividends.  Trademarks and copyrights relating to the indexes are owned by:  Dow Jones Wilshire 5000:  Dow Jones Indexes and Wilshire Associates, Inc.  MSCI World Index:  Morgan Stanley Capital International.  Standard & Poor’s 500 Index:  The McGraw Hill Companies.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in PAGF.  “Return after taxes on distributions” shows the effect of all taxable distributions (dividends) of income and capital gains, but assumes that you still hold PAGF shares at the end of the period and therefore do not have any taxable gain or loss on your PAGF investment.  “Return after taxes on

9

distributions and sale of PAGF shares” shows the effect of both taxable distributions (dividends) and any taxable gain or loss that would be realized if PAGF shares were purchased at the beginning and sold at the end of the specified period.  In contrast, total returns of the indexes do not reflect any deduction for taxes.

Total returns of PAGF are net — after deduction of all expenses (all fees, transaction costs, etc.), including all expenses of PAGF and (indirectly) all expenses of all the mutual funds in its portfolio.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes.  In some instances, the “Return after taxes on distributions and sale of PAGF shares” may be higher than the “Return before taxes” because you are assumed to be able to use any capital loss on the sale of PAGF shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown.  After-tax returns reflect past tax effects and do not predict future tax effects.  After-tax returns are not relevant (a) if you hold your PAGF shares in a tax-deferred or tax-advantaged account (such as a 401(k) plan or any type of IRA) or (b) if you are a tax-exempt investor.

Investment Adviser and Manager:

Pearl Aggressive Growth Fund is managed by Pearl Management Company (the “Manager” or “Management”), 2610 Park Avenue, Muscatine, Iowa 52761.  The Manager chooses the portfolio funds in which PAGF invests and handles PAGF’s business under the direction of its Board of Trustees.

Portfolio Managers:

Robert H. Solt is Chairman, President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Treasurer, and Director of the Manager and has held Executive Officer positions with the Manager continuously since February 2001 and with PAGF continuously since its inception in July 2001.

David M. Stanley is Senior Counsel, Chief Legal Officer, Secretary, and a Director of the Manager and has held Executive Officer positions with the Manager continuously since 1972 and with PAGF continuously since its inception in July 2001.

Richard R. Phillips is Vice President, Chief Compliance Officer, and Assistant Secretary of the Manager and has held Executive Officer positions with the Manager and with PAGF continuously since August 2005.  From November 2004 to July 2005, Mr. Phillips served as a consultant to the Manager and PAGF.

For important information about purchase and sale of PAGF shares, dividends, capital gains, taxes, and payments to financial intermediaries, please turn to “Additional Fund Information” on page 11.

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Additional Fund Information

Purchase and Sale of Fund Shares:

You may purchase and redeem shares of Pearl Total Return Fund and Pearl Aggressive Growth Fund (each, a “Fund,” and together, the “Funds”) on each day the Funds are open for business.  The Funds are open for business each day the New York Stock Exchange (“NYSE”) is open.  The offering price (the price to buy one share) and the redemption price (the price to sell one share) are the Fund’s net asset value (NAV).  These prices are typically calculated at 4:00 Eastern time on each day the Fund is open for business.  Purchase and sale (redemption) orders will receive the price next calculated after the Fund receives the order in proper form.

Your initial investment in the Fund ordinarily must be at least $5,000.  However, your initial investment in the Fund must be at least $2,000 for any tax-deferred or tax-advantaged account, including all types of IRA accounts, other retirement accounts, and Coverdell Education Savings Accounts.  Your initial investment in an Automatic Investment Plan (AIP) account must be at least $1,000.  The Fund reserves the right, in its sole discretion, to waive any minimum investment amount for any one or more investors or shareholders, whenever Management believes this waiver is in the interest of the Fund and its shareholders.

There is a $100 minimum amount for each subsequent investment.  There is no minimum amount for reinvestment of dividends.

You may sell (redeem) your Fund shares back to the Fund on each day the Fund is open for business.  You may sell shares by mailing the appropriate Redemption Form or IRA Withdrawal Form to the Fund (or to Pearl Mutual Funds), 2610 Park Avenue, PO Box 209, Muscatine, Iowa 52761 or by faxing it to 563-288-4101.  You can get these Forms at www.pearlfunds.com or by calling 866-747-9030 (toll-free).  You must include your name, signatures of all persons required to sign for transactions, the Fund name and account number, and the dollar amount of shares or the number of shares you want to sell.

Dividends, Capital Gains, and Taxes:

Each Fund intends to make distributions of income and capital gains, if any.  These distributions (dividends) are generally taxable to you as ordinary income or capital gains, unless (a) you hold your Fund shares in a tax-deferred or tax-advantaged account (such as a 401(k) plan or any type of IRA) or (b) you are a tax-exempt investor.

Payments to Financial Intermediaries:

Neither the Fund nor any related company pays financial intermediaries for the sale of Fund shares or related services.

How the Funds Invest

Investment Objective and Strategies

Each Fund is a diversified fund of funds that seeks to achieve its investment objective by investing in shares of mutual funds (portfolio funds).  Each Fund may invest up to 25% of its total assets in any one portfolio fund.

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Each Fund’s investments are limited to:

●	shares of mutual funds that the Fund buys on a no-load basis (with no applicable sales charge or redemption fee);

●
shares of “low-load” mutual funds that the Fund can buy with a sales load or redemption charge that together do not exceed 2% of the purchase price (however, each Fund expects that all or nearly all of its investments in mutual funds will be on a no-load basis with no transaction costs); and

●	cash and cash equivalents.

Each Fund invests only in the above kinds of portfolio funds (including money market funds) except for cash and cash equivalents.

Each Fund seeks to make all of its investments on a no-load basis and to avoid completely all transaction costs (sales charges, commissions, and redemption fees).  This is an important goal but is not a requirement.

“No-load basis,” with respect to each Fund’s investments, means that the Fund does not pay any transaction costs (sales charges, commissions, or redemption fees) when buying or selling shares of a mutual fund.  If the portfolio fund has any redemption fee, (1) it is for short-term trading, (2) it does not, together with any sales load, exceed 2% of the purchase price, (3) Management intends that the Fund will hold the shares long enough to avoid paying any redemption fee, and (4) the Fund does so.  (Although each Fund buys and sells shares of portfolio mutual funds on a no-load basis, some portfolio funds may impose a 12b-1 distribution fee; any such fee is reflected in the portfolio fund’s expenses.  Neither Fund directly imposes a 12b-1 fee.)

Each Fund has its own investment objective and strategies designed to meet different investment goals.  Each Fund’s investment objective is fundamental, meaning that it cannot be changed without shareholder approval.

Pearl Total Return Fund

The investment objective of Pearl Total Return Fund is long-term total return.

PTRF seeks to achieve this objective by investing 80% or more of its net assets in equity portfolio funds whose objective is growth or capital appreciation, including portfolio funds that invest in U.S. or foreign securities (including emerging markets) or both.  However, PTRF may invest less than 80% of its net assets in equity portfolio funds when Management believes there are high risks affecting stock markets.  Because PTRF seeks to limit risk and preserve capital, it often takes a partial defensive position by investing part of PTRF’s net assets (often up to 20% of net assets) in money market, bond, and other fixed-income portfolio funds.  The Fund may take a larger defensive position (up to 100% of net assets) on a temporary basis when Management believes there are high risks affecting stock markets.  When the Fund takes such a temporary defensive position, PTRF might not be able to meet its investment objective.  Management determines PTRF’s allocation among the various types of authorized investments.

Under normal market conditions, PTRF holds equity portfolio funds with value, growth, or blend investment styles and with small-, mid-, or large-cap investment styles.  There is no limit on the investment styles or capitalization ranges of the portfolio funds in which PTRF may invest.  The

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allocation among portfolio funds using various investment styles and having various capitalization ranges may vary greatly depending on Management’s assessment of the stock markets.  PTRF may also hold greater or lesser positions in portfolio bond, income, and money market funds based on Management’s overall assessment of market conditions and movements.

As of January 31, 2010, Pearl Total Return Fund’s investment portfolio included 12 portfolio funds.

PTRF measures its performance against three indexes – Dow Jones Wilshire 5000, MSCI World Index, and Standard & Poor’s 500 Index – on a long-term total return basis.

Pearl Aggressive Growth Fund

The investment objective of Pearl Aggressive Growth Fund is long-term aggressive growth of capital.

PAGF seeks to achieve this objective by being fully invested (meaning 95% or more of PAGF’s net assets) in equity portfolio funds whose objective is growth or capital appreciation, including portfolio funds that invest in U.S. or foreign securities (including emerging markets) or both.  PAGF invests in money market funds only to meet its cash flow needs.  PAGF almost never takes a temporary defensive position, although it has the ability to do so if Management determines that extreme circumstances exist.  PAGF might not be able to meet its investment objective during any period in which it takes a temporary defensive position.  Management intends that any defensive position would be rare.  Management determines PAGF’s allocation among the various types of authorized investments.

Under normal market conditions, PAGF holds equity portfolio funds with value, growth, or blend investment styles and with small-, mid-, or large-cap investment styles.  There is no limit on the investment styles or capitalization ranges of the portfolio funds in which PTRF may invest.  The allocation among portfolio funds using various investment styles and having various capitalization ranges may vary greatly depending on Management’s assessment of the stock markets.

As of January 31, 2010, Pearl Aggressive Growth Fund’s investment portfolio included 9 portfolio funds.

PAGF measures its performance against three indexes – Dow Jones Wilshire 5000, MSCI World Index, and Standard & Poor’s 500 Index – on a long-term total return basis.

Portfolio Funds and Other Investments in which the Funds Invest

In selecting categories of portfolio funds for each Fund, the portfolio managers consider many factors, such as (1) perceived opportunities and risks in the U.S. and world stock markets; (2) monetary, investor sentiment, momentum, fundamental, business cycle, and market cycle conditions; and (3) recent performance and momentum of various categories of portfolio funds.

In selecting specific portfolio funds for each Fund, the portfolio managers consider many factors (in addition to those summarized in the preceding paragraph), such as (1) management experience and continuity; (2) performance history, volatility, and comparative return and risk data; (3) asset size; (4) expense ratio; (5) investment style (such as value, growth, or blend); (6) market capitalization and diversification of portfolio; and (7) whether the Fund can invest in the portfolio fund on a no-load or low-load basis.  However, each Fund expects that all, or nearly all, of its investments in portfolio funds will be on a no-load basis with no transaction costs.

The weight given to each of the above factors may vary greatly from time to time depending upon Management’s analysis and judgment.  In comparison to Pearl Total Return Fund, Pearl Aggressive

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Growth Fund (1) expects to seek a higher total return and to have a higher degree of risk and volatility in its portfolio, (2) is likely to invest a greater portion of its assets in portfolio funds with an aggressive-growth style, and (3) is likely to give more weight to recent performance and momentum of specific portfolio funds and various categories of portfolio funds.  PAGF believes that this higher degree of risk provides the opportunity for greater growth of capital, although there is no guarantee of the success of this kind of investing.  Pearl Total Return Fund (1) expects to have less volatility in its portfolio than Pearl Aggressive Growth Fund, (2) is likely to invest in less aggressive equity funds (or invest a smaller part of its assets in aggressive growth funds), and (3) is likely to give less weight to recent short-term performance and momentum in selecting investments.

When determining the percentage invested in equity portfolio funds for each Fund, the following amounts are counted as fully invested to the extent that Management intends to, and does, invest them within 30 days in equity portfolio funds: (1) temporary receivables and cash resulting from changes of investments in portfolio funds, and (2) cash received from sale of the Fund’s shares.

Both Funds uniformly disclose their portfolio holdings to the public once a month, reporting the most recent month-end portfolio.  This is done no later than the fifth day after month-end.  This portfolio information is available at www.pearlfunds.com and upon request.  In addition, any Executive Officer of a Fund may decide to update the portfolio information on the Website at any time when this additional disclosure is believed to be advisable.  A description of the Funds’ policies and procedures for disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information (“SAI”) and at www.pearlfunds.com.

Principal Investment Risks

When you invest in a mutual fund, you are exposed to certain risks.  These include the risk that you may receive little or no return on your investment.  Investments that provide higher potential reward also have greater risk.  Likewise, investments with lower potential reward have lower risk.  Before investing in PTRF or PAGF, you should carefully consider the risks associated with that Fund.  You should consider an investment in either Fund as a long-term investment.  Each Fund may be subject to the following risks:

Securities Markets In General — As with any investment whose performance is tied to these markets, the value of your investment in a Fund will fluctuate, which means that you could lose money.
Stock Markets — The same factors that affect stock market performance generally affect portfolio stock funds.  Political and economic news can influence marketwide trends; the outcome may be positive or negative, short-term or long-term.  Any type of stock can temporarily fall out of favor.  The values of certain types of stocks, such as small-cap stocks and foreign stocks, may fluctuate more widely than others.  Because Pearl Aggressive Growth Fund stays fully invested and almost never takes a defensive position, the impact of stock market changes on PAGF is expected to be even greater than the impact on Total Return Fund.

Bond Markets — Bond prices generally fall when interest rates rise.  Bond funds that focus on bonds with longer maturities tend to be more sensitive to this risk.  Portfolio performance also could be affected if bonds held by portfolio funds go into default.  Some bonds may be paid off (“called”) substantially earlier or later than expected, forcing a portfolio fund to reinvest at what may be an undesirable time.  Some bond funds may invest in high yield, high risk “junk bonds.”  The Funds (particularly Pearl Total Return Fund) will be affected by these risks to the extent of their investments in portfolio funds investing in bonds.  Pearl Aggressive Growth Fund usually does not invest in bond funds, but the equity portfolio funds in which it invests may hold some bonds.

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Characteristics of Portfolio Funds and Related Risks – The Funds may invest in portfolio funds that have any or all of these characteristics and related risks:

●
Concentration.  Concentration of investments within one industry or market sector may subject a portfolio fund to greater market fluctuations.  The Funds will not knowingly concentrate their investments, directly or indirectly, in an industry.

●
Investments in foreign securities.  A portfolio fund’s investments in foreign securities may be subject to additional risks not typically associated with U.S. securities, such as changes in currency rates; less available public information about the issuers; less stringent regulatory standards; lack of uniform accounting, auditing, and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices, and political instability.  Foreign securities may also tend to be more volatile than U.S. securities.

●
Emerging markets securities.  The risks of foreign securities are typically increased in emerging markets.  For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability.  The securities markets may be less developed.  These countries are also more likely to experience high levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

●
Investments in high yield, high risk “junk bonds”.  A portfolio fund’s investments in high yield, high risk “junk bonds” may be subject to additional risks such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer.

●	Investments in small- and mid-cap securities. Stocks of small- and medium-sized companies tend to be more volatile and less liquid than stocks of large companies.

Portfolio Management of Portfolio Funds — Management has no control over the managers or investment decisions of portfolio funds.  Decisions by portfolio funds’ managers will have a substantial effect on each Fund’s performance.  Investment decisions by portfolio funds’ managers are made independently of each other.  At any time, one portfolio fund may buy a particular stock while another portfolio fund sells the same stock.  As a result, the Funds could indirectly incur certain transaction costs of their portfolio funds without accomplishing any investment purpose.

Direct Investment in Portfolio Funds – You could invest directly in many portfolio funds.  By investing in portfolio funds indirectly through PAGF or PTRF, you bear not only your proportionate share of the Funds’ expenses but also, indirectly, similar expenses (including operating costs and investment management fees) of the portfolio funds.  You may indirectly bear expenses paid by portfolio funds related to the distribution of those funds’ shares.  As a result of the Funds’ policies of investing in portfolio funds, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the portfolio funds.  See “Dividends, Capital Gains, and Taxes.”

However, all performance figures (total returns) of the Funds are net – after deduction of all expenses (all fees, transaction costs, etc.), including all expenses of each Fund and (indirectly) all expenses of all the mutual funds in its portfolio.

In addition, both Funds often hold portfolio funds that are closed to most new investors.

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Also, both Funds’ investments in portfolio funds are generally large enough to take advantage of sales load waivers on large purchases.  Thus, both Funds are able to make no-load investments in many mutual funds that would require most investors to pay a sales charge.

Managing Risks

Management uses various techniques and practices to seek to reduce the Funds’ exposure to risk.

Investment Limitations

Each Fund has adopted these investment limitations that cannot be changed without shareholder approval and are designed to limit risk:

●
Neither Fund may invest more than 25% of its total assets in any one portfolio fund.  This restriction does not apply when a Fund reinvests distributions from a portfolio fund in shares of that portfolio fund.

●
Neither Fund may invest more than 25% of its total assets in securities of issuers in any particular industry.  This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

In addition, in accordance with Section 12(d)(1)(F)(i) of the Investment Company Act of 1940, as amended, a Fund (and all of its affiliated persons, including the Manager) will not acquire more than 3% of Total outstanding stock of any portfolio fund, unless the SEC grants permission to do so.

Defensive Investment Strategies

The Funds’ portfolio managers may use these strategies if they believe a defensive position is advisable:

●
Pearl Total Return Fund may invest on a temporary basis up to 100% of its net assets in portfolio funds selected primarily for defensive purposes, such as money market, bond, and other fixed-income funds.  However, these defensive investments will not exceed 20% of PTRF’s net assets (a partial defensive position) unless Management believes there are high risks affecting stock markets.

●
Pearl Aggressive Growth Fund almost never takes a defensive position, although it has the ability to do so if Management determines that extreme circumstances exist.  Management intends that any defensive position would be temporary and rare.  In that highly unusual situation, PAGF may invest up to 100% of its net assets in portfolio funds selected primarily for defensive purposes, such as money market, bond, and other fixed-income funds.

Management of the Funds

The Investment Manager

On July 2, 2001, Mutual Selection Fund, Inc., an Iowa corporation, was reorganized into a new series of Pearl Mutual Funds (“PMF”).  The new series was designated Pearl Total Return Fund.  Throughout this Prospectus, “Pearl Total Return Fund” or “PTRF” refers to Pearl Total Return Fund, as a series of PMF, and to its predecessor corporation.  Pearl Aggressive Growth Fund is also a series of PMF.  Its inception

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date was July 2, 2001 and it is referred to as “Pearl Aggressive Growth Fund” or “PAGF” throughout this Prospectus.

The Funds are managed by Pearl Management Company (referred to as “Management” or “Manager” throughout this Prospectus), 2610 Park Avenue, Muscatine, Iowa 52761.  The Manager chooses the portfolio funds in which the Funds invest and handles the Funds’ business under the direction of PMF’s Board of Trustees.

The Manager was organized in 1972 and as of January 31, 2010 managed approximately $117 million in assets.  That entire amount consists of the assets of the Funds plus the Manager’s own investment assets.  The Manager does not manage any other account.

A detailed discussion of the factors considered by the Board of Trustees in its most recent approval of the Funds’ Investment Management Agreement, including its conclusions with respect thereto, is available in the Funds’ December 31, 2009 annual report.

The Investment Committee of the Manager and the Funds, consisting of the three Executive Officers named below, manages each Fund’s portfolio.  All three Investment Committee members share responsibility for portfolio management and work together to determine the asset mix and portfolio of both Funds.

Portfolio Managers and Executive Officers

These three Executive Officers serve as Portfolio Managers and Investment Committee members for both Pearl Total Return Fund and Pearl Aggressive Growth Fund:

Robert H. Solt is the President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Treasurer, and a Trustee of Pearl Mutual Funds.  He has held Executive Officer positions with PMF continuously since February 2001.  He has been a Trustee of PMF since September 2002.  Mr. Solt also is Chairman, President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Treasurer, and a Director of the Manager and has held Executive Officer positions with the Manager continuously since February 2001 including Chief Compliance Officer from 2004-2006.  He has been a Director of the Manager since February 2001.  His degrees include a BA (Economics) and a MA (Economics) from Eastern Illinois University.  He participates regularly in Investment Committee meetings, discussions, and decisions and has shared responsibility and active involvement with the other two Investment Committee members for all portfolio management decisions.

David M. Stanley is the Senior Counsel, Chief Legal Officer, Secretary, and a Trustee of Pearl Mutual Funds.  He has held Executive Officer positions with PMF and its predecessor continuously since 1972.  Mr. Stanley also is Senior Counsel, Chief Legal Officer, Secretary, and a Director of the Manager and has held Executive Officer positions with the Manager continuously since 1972.  Through 1995, Mr. Stanley was Chairman and a Director of Stanley, Lande & Hunter, a professional corporation of attorneys.  His degrees include a BA (Political Science) and a JD (Law) from the University of Iowa.  He participates regularly in Investment Committee meetings, discussions, and decisions and has shared responsibility and active involvement with the other two Investment Committee members for all portfolio management decisions.

Richard R. Phillips has been the Vice President of Pearl Mutual Funds since September 2005, Vice President of the Manager since August 2005, Chief Compliance Officer of the Manager since May 2006, and Assistant Secretary of PMF and the Manager since May 2006.  From November 2004 to July 2005, Mr. Phillips served as a consultant to the Manager.  He has been Vice President, Secretary, and General

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Counsel (1998-2009) for Reynolds Engineering & Equipment, Inc. since 1998 and was the Owner of Phillips Law Office from April 1998 through July 2006.  From November 1992 through January 2003 he was the County Attorney of Muscatine County, Iowa.  His degrees include a BA (Political Science) from Iowa State University and a JD (Law) from Drake University.  He participates regularly in Investment Committee meetings, discussions, and decisions and has shared responsibility and active involvement with the other two Investment Committee members for all portfolio management decisions.

The SAI provides additional information about the Portfolio Managers’ compensation and their ownership of shares of the Funds.

The Manager and the Portfolio Managers do not manage any other registered investment company and do not receive any compensation or fee for managing any account other than the Funds.

Other Officers and Persons Providing Services for the Funds and Shareholders

Anthony J. Toohill has been Chief Compliance Officer of PMF and the Funds (selected by the independent Trustees of PMF) since August 2004.  Mr. Toohill was employed as a senior associate with Stinnett & Associates, a risk management firm, from September 2004 to December 2007.  From January 2003 to August 2004, Mr. Toohill served as an accounting supervisor, financial and operational principal, and co-chair of an internal control committee for Modern Woodmen of America, an insurance and securities firm.  Mr. Toohill is a certified public accountant.  He received a BA (Accounting) from the University of Northern Iowa.

Karen M. Brookhart is the Portfolio Management Associate of PMF and the Manager.  She has been employed by the Manager since September 2001.  She received a BA (Marketing) from the University of Northern Iowa.

Peggy A. Cherrier is the Compliance Associate, Transfer Agent Representative, and Assistant Secretary of PMF and the Manager.  She has been employed by the Manager since August 2000.  She is a graduate of Marion High School, Marion, Iowa.

Christopher S. Ingstad is the Shareholder Services Director of PMF and of the Manager.  He has been employed by the Manager since August 2006.  From April 2004 to August 2006, Mr. Ingstad served as a financial analyst and credit analyst at Allsteel, an office furniture company.  Mr. Ingstad received a BA (Finance) and an MBA from Saint Ambrose University.

Renata R. LaMar is the Controller and Assistant Treasurer of PMF and the Manager.  She has been employed by the Manager since August 2000.  She received a BA (Business Administration and Accounting) from Mount Mercy College.

Management Fees

For investment management and administrative services provided to each Fund, the Manager receives fees, accrued daily and payable monthly based on net assets as of the beginning of the month, at these annual rates:

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Net Assets of the Fund	Investment Management	Administrative Services	Total Fees (Annual Rate)
First $30 million	0.65%	0.16%	0.81%
In excess of $30 million to $100 million	0.58%	0.14%	0.72%
In excess of $100 million	0.40%	0.08%	0.48%

The administrative services provided by the Manager include, but are not limited to, transfer agency, internal legal, accounting, compliance, audit, and risk management services.

For the year ended December 31, 2009, the Manager earned, as a percentage of net assets, 0.75% and 0.78% for services provided to Pearl Total Return Fund and Pearl Aggressive Growth Fund, respectively, which included administrative services fees of 0.15%.  Effective January 1, 2010, the Administrative Services Agreement between the Funds and the Manager was amended to lower the administrative services fee payable to the Manager by 0.05% for each Fund.  The Manager has contractually agreed to reimburse each Fund for all ordinary operating expenses (including all management and administrative fees) exceeding 1.20% of a Fund’s average net assets.  When the Manager has reimbursed a Fund for expenses in excess of this expense limit, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit.  The Manager may similarly recover amounts reimbursed under the Funds’ previous contractual expense limit to the extent this can be done without exceeding that expense limit.  The agreement to limit the Funds’ ordinary operating expenses is limited to the Funds’ direct operating expenses and, therefore, does not apply to the portfolio funds’ fees and expenses, which are indirect expenses incurred by the Funds through their investments in the portfolio funds.  This expense limit does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees.

The Manager’s reimbursement of expenses that exceed the expense limit lowers the expense ratio and increases the overall return to investors.

Portfolio Transactions

Management places orders for the purchase and sale of portfolio funds for a Fund’s account directly with the mutual funds in which the Funds invest.  Orders are not placed through broker-dealers, except for the rare instances when a portfolio mutual fund requires placement through a broker-dealer; in those situations, Management selects the broker-dealer.

Each Fund is actively managed and has no restrictions on portfolio turnover.  Each Fund’s rate of portfolio turnover may be greater than that of some other mutual funds.  A 100% annual portfolio turnover rate would be achieved if each security in a Fund’s portfolio were replaced once during the year.  There is no limit on, and Management cannot control, the portfolio turnover rate of portfolio funds.

The portfolio turnover rates for the year 2009 were 82% for Pearl Total Return Fund and 57% for Pearl Aggressive Growth Fund.

Types of Accounts

You may set up an account directly with either or both Funds, in any of the following ways.  If you have any question, please call us at 866-747-9030 (toll-free) or visit www.pearlfunds.com.

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Individual or Joint Tenant

Individual accounts are owned by one individual.  Joint tenant accounts have two or more owners and provide for rights of survivorship.  Each account is registered under one social security or tax identification number.

Gifts or Transfers to Minors (UGMA or UTMA)

These custodial accounts provide a way to invest money on behalf of a minor child.  The account is registered under the minor’s social security number.  Depending on state laws, you may set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

Trust

You must establish a trust before investing money on behalf of a trust.  The account is registered under the trust’s tax identification number.

Business or Organization

You may invest on behalf of a corporation, association, partnership, or other group.  In order to redeem shares, a certified corporate resolution or certificate of authorization is required.

Retirement Accounts

Retirement plans provide individuals with tax-advantaged ways to save for retirement, through contributions which may be tax-deductible and which have tax-deferred growth, and also through withdrawals which may be tax-exempt.  The following is a summary of the types of retirement accounts that are available through the Funds.  When we send your retirement account application, including the custodial account agreement, we will include an IRA Disclosure Statement.  It contains more detailed information about the requirements for specific retirement accounts.  There are no custodian fees and no maintenance fees for retirement accounts with the Funds.

Traditional Individual Retirement Accounts (IRAs)

Traditional IRAs allow individuals with earned income from employment or self-employment who are under the age of 70 ½ to contribute up to the lesser of $5,000 or 100% of their earned income for each taxable year.  If your spouse has less than $5,000 in earned income and you file a joint return, you may jointly contribute up to the lesser of $10,000 or 100% of your combined earned income to Traditional IRAs.  Taxpayers age 50 and over are permitted to make a $1,000 annual “catch-up” contribution to a Traditional IRA, over and above the otherwise applicable limit.  Your contributions to a Traditional IRA may be tax-deductible depending on your income level, and the earnings on your investments grow tax-deferred.  The maximum amount you can contribute to a Traditional IRA for any taxable year is reduced by the amount you contribute to a Roth IRA and other IRAs in which you participate.  You may be eligible to receive a tax credit for your contribution to a Traditional IRA.

Roth IRAs

Roth IRAs allow taxpayers with adjusted gross incomes below certain levels for federal income tax purposes to save for retirement up to the same maximum limits that apply to Traditional IRAs (as

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described above).  Single taxpayers with adjusted gross income of up to $120,000, married couples with adjusted gross income of up to $176,000, and married taxpayers filing separate returns with adjusted gross income of up to $10,000, are eligible to make contributions to Roth IRAs.

If your income, or (if married) your and your spouse’s income, is close to the maximum income limitations, the maximum amount you may be able to contribute to a Roth IRA will be reduced.  Contributions to Roth IRAs are not tax-deductible, but withdrawals are tax-exempt if the Roth IRA has been held at least five years and you are at least 59 ½, disabled, or use the proceeds (up to a maximum lifetime limit of $10,000) to purchase your first home.  The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a Traditional IRA.  You can contribute to a Roth IRA even after you have reached age 70 ½.  You may be eligible to receive a tax credit for your contribution to a Roth IRA.

SIMPLE IRAs

SIMPLE IRAs allow small business owners or self-employed persons and their eligible employees to elect to have a portion of their pay withheld on a before-tax basis and contributed to a SIMPLE IRA, as long as the employer does not maintain another qualified plan.  Taxpayers can contribute up to $11,500 of their compensation to a SIMPLE IRA each taxable year, on a before-tax basis.  Taxpayers over the age of 50 can make an annual “catch-up” contribution of up to $2,500 to a SIMPLE IRA on a before-tax basis, over and above the otherwise applicable limit.  Generally, the employer is also required to make a contribution for each employee who elects to contribute.  You can contribute to a SIMPLE IRA even after you have reached the age of 70 ½.  You may be eligible to receive a tax credit for your contribution to a SIMPLE IRA.

Simplified Employee Pension (SEP) IRAs

Generally, your employer may contribute up to the lesser of $49,000 or 25% of your compensation up to certain limits to a SEP IRA on your behalf. You can contribute to a SEP IRA even after you have reached the age of 70 ½.  You may be eligible to receive a tax credit for your contribution to a SEP IRA.  If your employer maintained a salary reduction SEP (SARSEP) prior to January 1, 1997, you may be eligible to make before-tax salary deferral contributions to the SARSEP in an amount of up to $15,500 for each taxable year.  Taxpayers over the age of 50 can make an annual “catch-up” contribution of up to $5,000 to a SARSEP on a before-tax basis, over and above the otherwise applicable limit.

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Other Retirement Plans

Either or both Funds may be used for investment in other kinds of retirement plans, including but not limited to 401(k) plans, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, Section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans, and any and all other types of retirement plans.  All of these plans need to be established by the trustee of the plan, who should then contact the Funds to establish an investment relationship.

Coverdell Education Savings Accounts (formerly known as Education IRAs)

Coverdell Education Savings Accounts (“Education Accounts”) provide a tax-favored vehicle through which educational expenses can be funded on behalf of the individual for whom the Education Account is established.  Education Accounts permit tax-free growth and tax-free withdrawals as long as the amounts are used for education (higher, secondary, or elementary).  The maximum annual Education Account contribution is $2,000 per beneficiary.  Individuals, corporations, and tax-exempt organizations can establish and contribute to Education Accounts on behalf of one or more designated beneficiaries.

Single individuals with modified adjusted gross income of less than $110,000 may contribute to Education Accounts.  The phase-out for partial contribution eligibility is $95,001 to $109,999.  Married taxpayers filing joint returns with modified adjusted gross income of less than $220,000 may contribute to Education Accounts.  The phase-out for partial contribution eligibility is $190,001 to $219,999.  These modified adjusted gross income limitations do not apply to corporations or tax-exempt organizations.  All Education Account assets must be distributed by the time the designated beneficiary attains age 30, unless the beneficiary is a special needs beneficiary.  Unused amounts in an Education Account may be transferred to another Education Account for use by the designated beneficiary’s family member.

For more information about the tax advantages and consequences of IRAs, retirement plan accounts, and education accounts, please consult a qualified tax advisor.

How to Buy and Sell Fund Shares

How to Buy Shares

Shares of Pearl Total Return Fund and Pearl Aggressive Growth Fund are sold without a sales charge at the next price calculated after a Fund’s receipt of an order in proper form.  The price is equal to the net asset value (NAV) per share.

Your initial investment in a Fund ordinarily must be at least $5,000.  However, your initial investment in a Fund must be at least $2,000 for any tax-deferred or tax-advantaged account, including all types of IRA accounts, other retirement accounts, and Coverdell Education Savings Accounts.  Your initial investment in an Automatic Investment Plan (AIP) account must be at least $1,000.  Each Fund reserves the right, in its sole discretion, to waive any minimum investment amount for any one or more investors or shareholders, whenever Management believes this waiver is in the interest of the Fund and its shareholders.

There is a $100 minimum amount for each subsequent investment.  There is no minimum amount for reinvestment of dividends.

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Please call 866-747-9030 (toll-free) or visit www.pearlfunds.com if you have any question or to  determine whether you are eligible to purchase Fund shares.  Shares of the Funds are available to persons residing in certain states only.  At www.pearlfunds.com you can view a map and list of the states in which both Funds’ shares are available.

How to Open an Account

A new investor must be a U.S. resident with a social security or tax identification number.  You can open a new account and make an initial investment in PAGF or PTRF or both, by sending a check and a completed account application form to the Fund (or to Pearl Mutual Funds), 2610 Park Avenue, PO Box 209, Muscatine, Iowa 52761.  Checks should be made payable to the Fund in which you are investing.  Third-party checks ordinarily will not be accepted, except for properly endorsed rollover checks from IRAs or other retirement plans.

IRA accounts require an IRA Account Application.  Call us at 866-747-9030 (toll-free) or visit www.pearlfunds.com for an IRA Account Application.

How to Add to an Existing Account

You can add to an existing account by making a check payable to the Fund in which you are investing.  Write your account number on the check.  Mail the check to the address above.

General Policies for Buying Fund Shares

These policies apply at all times, including any time you buy shares of PTRF or PAGF:

●
All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.  The Funds ordinarily do not accept third-party checks, except for properly endorsed rollover checks from IRAs or other retirement plans.  The Funds do not accept cash, traveler’s checks, credit cards, or credit card checks.

●
Each Fund reserves the right to reject any specific order or request to buy, exchange, or transfer shares.  A Fund may reject any order or request if Management believes it could interfere with the Fund’s operations or administration or would not be in the interest of the Fund’s shareholders.  Neither the Funds nor their agents shall be held liable for any loss resulting from rejection of any order or request.

●
The Funds are intended for long-term investment and seek to prevent, and strongly discourage, any frequent trading of the Funds’ shares.  Excessive trading can hurt Fund performance and shareholders.  The Funds cannot guarantee that all frequent trading activity can be identified or prevented, but will seek to do so.

●	If payment for your check does not clear, the Fund will cancel your purchase and you will be liable for any losses or fees the Fund or its transfer agent incurs.
●
Each Fund also reserves the right to cancel a purchase of Fund shares within two business days after the purchase is processed, if Management believes cancellation is necessary to protect the Fund or its shareholders for any reason, such as compliance with the Funds’ registration statement, policies, and regulatory requirements.  If a purchase is canceled pursuant to this provision, the entire purchase price will be refunded promptly and the Manager will reimburse the Fund for any resulting loss.  Neither the Funds nor their agents shall be held liable for any loss resulting from cancellation of any purchase.

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●
The Funds do not impose any load, which means you do not pay any sales charge.  You also pay no 12b-1 fee.  You pay no redemption fee on shares owned for more than 30 days.  However, in order to discourage frequent trading of Fund shares, a short-term 2% redemption fee is charged if you sell shares you have owned for 30 days or less, with certain exceptions.  For more information about the redemption fee, see “How to Sell Shares.”

Automatic Investment Plan (AIP)

This service is a convenient way to make regular investments into your Fund.  If you choose the Automatic Investment Plan when you open your account, subsequent purchases of shares will be made automatically on a monthly basis, by electronic transfer from your bank account in the dollar amount you specify.  After you make your initial investment of at least $1,000, your monthly investment must be at least $100.  Simply decide how much you want to invest and when you want the transfer to take place, and the rest is automatic.  If you wish to discontinue or change the amount of the AIP at any time, just complete and sign the AIP Change Form which is available at www.pearlfunds.com or by calling 866-747-9030 (toll-free).  The Funds may terminate or modify the AIP at any time, but will try to give prior notice whenever reasonably possible.

To open an Automatic Investment Plan account:

●	If you choose the Automatic Investment Plan when you open your account, the minimum initial investment is $1,000. Then the minimum monthly investment is $100.
●
Complete and sign the account application, including the Automatic Investment Plan section of your account application.  Choose whether you want your electronic transfer to be made on or about the 5th or 20th day of the month.

●	IRA accounts require an IRA Account Application. Call us at 866-747-9030 (toll-free) or visit www.pearlfunds.com for an IRA Account Application.
●	In addition to your investment check and account application, send a check marked “Void” from your bank account where the transfers will take place.

To add the Automatic Investment Plan to an existing account:

•	You may add this convenient feature to your account at any time. Please call 866-747-9030 (toll-free) or visit www.pearlfunds.com.

A holiday, weekend, or other interruption can affect the normal processing of an investment.  Thus, in the Automatic Investment Plan, if the date you selected for electronic transfer falls on a holiday or weekend, your monthly investment may be transferred from your bank to your Fund account on the first business day preceding or following the date you selected.  The Funds will not be responsible for non-sufficient funds fees.  If your AIP transfer does not clear, your purchase will be cancelled.  You will also be liable for any resulting losses or fees your Fund or its transfer agent incurs.

How to Sell Shares

How to Sell Shares

You may sell (redeem) shares of Pearl Total Return Fund or Pearl Aggressive Growth Fund back to the Fund on each day the Funds are open for business.  You may sell shares by mailing the appropriate Redemption Form or IRA Withdrawal Form to the Fund (or to Pearl Mutual Funds), 2610 Park Avenue,

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PO Box 209, Muscatine, Iowa 52761 or by faxing it to 563-288-4101.  These forms are available at www.pearlfunds.com or by calling 866-747-9030 (toll-free).  You must include your name, signatures of all persons required to sign for transactions, the Fund name and account number, and the dollar amount of shares or the number of shares you want to sell.

If you have any question, please call us at 866-747-9030 (toll-free) or visit www.pearlfunds.com.

Exchange Privilege

Shares of each Fund may be exchanged for the other Fund.  You may request an exchange by sending or faxing a letter of instruction to the address or number above.  The Funds seek to prevent and strongly discourage frequent exchanges, and have adopted policies to discourage this practice.  The Funds intend to encourage long-term investment, rather than trading, in the Funds’ shares.  A Fund may reject any exchange or transfer order if Management believes it could interfere with the Fund’s operations or administration or would not be in the interest of the Fund’s shareholders.  Neither the Funds nor their agents shall be held liable for any loss resulting from rejected exchange or transfer orders.

●	You will be permitted to make up to two round-trip exchanges during any 12-month period. A round trip is an exchange out of one Fund into the other Fund, and then back again.
●	You may exchange between accounts that are registered in the same name(s), address, and taxpayer identification number.
●	Shares of the Fund you are exchanging into must be available for sale in your state.
●	If you are opening a new account by exchange, your exchange must be at least $1,000.
●
The Funds may temporarily or permanently terminate the exchange privilege of any investor who in Management’s judgment makes excessive use of the privilege.  Excessive trading can hurt Fund performance and shareholders.

●	Each Fund may refuse exchange purchases by anyone if Management believes the purchase would not be in the interest of the Fund’s shareholders.
●	Exchanges may result in tax consequences for you.
●	The Funds may terminate or modify the exchange privilege at any time, but will try to give prior notice whenever reasonably possible.

General Policies for Selling Fund Shares

These policies apply any time you sell shares of PTRF or PAGF:

●	Normally, the Funds will mail your share proceeds within seven days after receiving your request to sell.
●
In order to discourage frequent trading of PTRF and PAGF shares, a short-term 2% redemption fee is charged if you sell shares you have owned for 30 days or less.  The Funds use the first-in-first-out method to determine when shares were purchased, so the shares you redeem are assumed to be your longest-held shares.  The redemption fee does not apply to exchanges between the Funds.  Also, there will be no redemption fee if any of these three exceptions applies:  (1) if the amount redeemed is $2,500 or less, (2) if there is a verified emergency or hardship situation as determined by the Fund, or (3) if at

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least 90% of the shares redeemed have been owned for more than 30 days and the part of the redemption proceeds that would otherwise be subject to the redemption fee is not more than $10,000.  The redemption fee (if any) will be deducted from the redemption proceeds and will be kept by the Fund for the benefit of its shareholders.

●	Checks are made payable to the shareholder(s) of record, unless otherwise requested in writing with all registered account owners’ signatures guaranteed.
●	Checks cannot be mailed to addresses outside the United States.
●	If you recently bought your shares, the proceeds of your sale may be held until your funds for the purchase have been received (which may take up to 15 days).
●	The Funds may suspend accepting sales of shares or postpone payment dates on days when the NYSE is closed, when trading on the NYSE is restricted, or as permitted by the SEC.
●
If a check representing sale proceeds or a dividend is returned “undeliverable” or remains uncashed for six months, the Funds may (but are not required to) cancel the check and reinvest the proceeds in the Fund issuing the check, at the NAV calculated on the date of cancellation.

●
If the value of your account with a Fund falls below $1,000 because you sold shares, the Funds reserve the right to close your account and send the proceeds to you.  However, before closing a small account, the Fund will notify you and give you at least 30 days to bring your account’s value up to $1,000.  The Fund will process the sale of your shares at the NAV calculated on the day your account is closed.

●
Each Fund intends to pay all redemptions in cash.  During any 90-day period for any one shareholder, each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets.  Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities.

Automatic Withdrawals

This service lets you withdraw a fixed dollar amount from your account each month or quarter.  You may designate on your account application whether the proceeds will be sent to you by check or will be deposited by electronic transfer into your bank account.  To be eligible for automatic withdrawal, you must have at least $100,000 in your account and you must withdraw at least $1,000 per transaction.  Each Fund reserves the right, in its sole discretion, to waive any minimum amount for any one or more investors or shareholders, whenever Management believes this waiver is in the interest of the Fund and its shareholders.

If you would like to add the automatic withdrawal option to your account, please call us at 866-747-9030 (toll-free).

Because withdrawal payments may have tax consequences, you should consult your tax advisor before choosing automatic withdrawal.

Signature Guarantees

In some cases, you will need to have the signature on your redemption request guaranteed.  A signature guarantee is designed to protect you and the Funds from fraud.  It is required in each of these situations:

●	You request any change in your current account registration.

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●	You want to sell more than $50,000 in shares.

●	You want the check mailed to an address other than the address on your account registration.

●	Your address of record was changed within the past 90 days.

●	You want the check made payable to someone other than the account owner(s).

●	Your name has changed by marriage, divorce, or otherwise.

Signature guarantees can be obtained from a commercial bank, broker-dealer, credit union (if authorized under state law), or securities exchange or association.  The Funds require that the original signature guarantee be provided.  A notary public cannot provide a signature guarantee.

Verification of Identity

Pursuant to the International Money Laundering Abatement and Anti-Terrorist Act of 2001 enacted as part of the USA PATRIOT Act, all financial institutions, including mutual funds, are required to obtain and verify each investor’s identity.

In order to open an account, the Funds are required to obtain and verify each investor’s name, date of birth, address, and identification number (i.e., social security number, individual taxpayer identification number, or employer number).  Failure to provide this information may result in the rejection of your application.  It is very important to fill out the application completely in order to establish an account.

After your account is established, the Funds are required to take additional steps to verify your identity, which may include checking your identity against various databases.  If your identity cannot be verified by the Funds, all items received will be returned promptly.

Policy on Trading of Fund Shares

Pearl Total Return Fund and Pearl Aggressive Growth Fund are intended for long-term investment and seek to prevent, and strongly discourage, any frequent trading of the Funds’ shares.  Excessive trading can hurt Fund performance and shareholders.  For example, excessive trading has the potential to interfere with efficient portfolio management, generate transaction and other costs, and dilute the value of Fund shares held by long-term shareholders.  The Funds cannot guarantee that all frequent trading activity can be identified or prevented, but will seek to do so.  The Board of Trustees has adopted the policies and procedures set forth below.  These policies apply uniformly to all shareholders; there are no exceptions.

In order to discourage frequent trading of Fund shares, a short-term 2% redemption fee is charged if you sell shares you have owned for 30 days or less.  The Funds use the first-in-first-out method to determine when shares were purchased, so the shares you redeem are assumed to be your longest-held shares.  The redemption fee does not apply to exchanges between the Funds.  Also, there will be no redemption fee if any of these three exceptions applies:  (1) if the amount redeemed is $2,500 or less, (2) if there is a verified emergency or hardship situation as determined by the Fund, or (3) if at least 90% of the shares redeemed have been owned for more than 30 days and the part of the redemption proceeds that would otherwise be subject to the redemption fee is not more than $10,000.  The redemption fee (if any) will be deducted from the redemption proceeds and will be kept by the Fund for the benefit of its shareholders.  The Funds seek to apply these policies uniformly to all shareholders.  For more information about the Funds’ policies, see “How to Buy and Sell Fund Shares.”

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A portion of purchase, redemption, and exchange orders may be received through omnibus accounts.  Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans.  Although the Funds make efforts to monitor for frequent trading and seek the assistance of financial intermediaries through which Fund shares are purchased and held, the Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine whether a particular account is engaged in frequent trading.  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Funds regarding shareholders who hold shares through such accounts, or may close the omnibus account (although there can be no assurance that the Funds will do so).  The Funds’ ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon the systems’ capabilities, applicable contractual restrictions, and cooperation of those intermediaries.  There can be no assurance that the Funds will be able to identify or eliminate all frequent trading, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.
The Funds seek to act in a manner that Management believes is consistent with the interests of Fund shareholders in making any judgments regarding frequent trading.  Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase, exchange, or transfer orders.

Net Asset Value (NAV)

PTRF and PAGF are open for business each day the NYSE is open.  The offering price (the price to buy one share) and the redemption price (the price to sell one share) are a Fund’s NAV calculated at the next Closing Time after the Fund receives your purchase or redemption order.  Closing Time is the time of the close of regular session trading on the NYSE, which is usually 4:00 PM Eastern time.

A Fund must receive both your purchase money and your application by Closing Time for you to receive that day’s price.  Likewise, a Fund must receive your request to sell shares by Closing Time for you to receive that day’s price.  These requirements apply uniformly to all investors and shareholders; there are no exceptions.

Each Fund’s NAV is the value of a single share of the Fund.  The NAV is computed by adding the value of the Fund’s investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.  Each Fund’s NAV is calculated based upon the NAVs of the portfolio funds.

Shares of the portfolio funds are valued at their respective NAVs.  The portfolio funds generally value securities in their portfolios for which market quotations are readily available at the current market values of those securities (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Directors or Trustees of the portfolio fund.  The prospectuses of the portfolio funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Foreign securities in which the portfolio funds may invest may be listed primarily on foreign stock exchanges that may trade on days, and at times, when the NYSE is not open for business.  Accordingly, the NAV of a portfolio fund (and correspondingly a Fund) may be significantly affected by such trading on days when neither the Manager nor the Funds’ shareholders have access to the portfolio funds and the Funds.

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If market quotations of portfolio funds are not readily available, or if a quotation is determined not to represent a fair value, Management will use a method that the Fund’s Trustees believe accurately reflects a fair value.

Each day, newspapers and other reporting services may publish the share prices of mutual funds at the close of business on the previous day.  When and if the Funds’ prices are reported in newspapers, the Funds’ prices generally will be reported one day behind most other mutual funds.  This is because as noted above, each Fund uses the net asset value of its portfolio funds to calculate the Fund’s NAV, and this information is typically received and calculated after the publishing deadlines of reporting services.  As described above, each Fund still calculates its share price (NAV) daily, and this is the price at which you may buy and sell shares each day.

The daily NAV of each Fund is available at www.pearlfunds.com.

Dividends, Capital Gains, and Taxes

Pearl Total Return Fund and Pearl Aggressive Growth Fund both qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986 (the “Code”).  In any year in which a Fund qualifies as a regulated investment company, the Fund will not be subject to federal income tax provided it distributes income and capital gains in the manner required by the Code.

If your investment is a tax-deferred or tax-advantaged account – any type of IRA, for example – the following tax discussion does not apply.

In this Prospectus “dividends” includes all distributions of income and capital gains.  Income other than net long-term capital gains received by a Fund from its portfolio funds (including income dividends and short-term capital gains dividends) will be distributed by the Fund (after deductions for expenses) and will be taxable to you as ordinary income, unless such income is “qualified dividend income” (as defined in the Code) eligible for a reduced rate of tax.  Because each Fund is actively managed and may realize taxable net short-term capital gains by selling shares of a portfolio fund with unrealized portfolio appreciation, investing in a Fund rather than directly in the portfolio fund may result in increased tax liability to you since each Fund must distribute its gains in accordance with the Code.
Long-term capital gains dividends received by a Fund from its portfolio funds, plus net long-term capital gains realized by a Fund from the purchase and sale of portfolio fund shares or other securities held by a Fund for more than one year, will be distributed by the Fund and will be taxable to you as long-term capital gains (even if you have held Fund shares for one year or less).  If a shareholder who has received a capital gains dividend suffers a loss on the sale of his or her shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains dividend received.  Long-term capital gains of non-corporate taxpayers, including long-term capital gains dividends, are currently subject to a maximum federal tax rate of 15%, as is “qualified dividend income” of non-corporate shareholders who satisfy certain holding periods.  This rate is less than the maximum rate imposed on other types of taxable income.  Capital gains also may be advantageous since, unlike ordinary income, they may be offset by capital losses.  For taxable years beginning after December 31, 2010, the maximum long-term capital gain rate of non-corporate taxpayers is scheduled to increase to 20%, and the favorable treatment of certain dividends as qualified dividend income is scheduled to expire.

For purposes of determining the character of income received by a Fund when a portfolio fund distributes net long-term capital gains to a Fund, the Fund will treat the distribution as long-term capital gains, even if the Fund has held shares of the portfolio fund for one year or less.  Any loss incurred by a Fund on the

29

sale of that portfolio fund’s shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the long-term capital gains dividend.

The tax treatment of dividends from a Fund is the same whether the dividends are received in additional shares or in cash.  Shareholders receiving dividends in the form of additional shares will have an initial cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date.

A Fund may invest in portfolio funds with capital loss carryforwards.  If such a portfolio fund realizes capital gains, it will be able to offset the gains to the extent of its loss carryforwards in determining the amount of capital gains which must be distributed to shareholders.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.  An exchange of a Fund’s shares for shares of the other Fund will be treated as a sale of such shares and any gain on the transaction may be subject to federal income tax.

Each year the Fund will notify you of the tax status of your dividends during the year.  Depending upon your residence for tax purposes, dividends may also be subject to state and local taxes, including withholding taxes.  You should consult your own tax advisor regarding the tax consequences of ownership of shares of a Fund in your particular circumstances.

Each Fund will distribute investment company taxable income and any net realized capital gains at least annually.

All dividends will be reinvested automatically at net asset value in additional shares of the Fund paying the dividend, unless you have notified the Fund in writing of your election to receive dividends in cash.

In IRA accounts, all dividends are automatically reinvested.  Otherwise, they could be subject to income tax and penalties.  After you are 59½, you may request payment of dividends in cash, although these too might be subject to income tax.

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Financial Highlights

The tables below will help you better understand the Funds’ financial performance for the last five years.  Information for each Fund is excerpted from the Funds’ financial statements for the fiscal year ended December 31, 2009.  The financial highlights for each Fund were audited by [_____]  Certain information reflects financial results for a single Fund share.  Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends (distributions of income and capital gains).  You may obtain the complete financial statements and the independent registered public accounting firm’s report by calling 866-747-9030 (toll-free) and requesting a free copy of the Funds’ latest annual shareholder report.  These documents are also available at www.pearlfunds.com.

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FOR MORE INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (“SAI”), which is incorporated by reference (and is legally considered part of this Prospectus).

Additional information about both Funds’ investments is available in the Funds’ annual, semi-annual and quarterly reports to shareholders.  In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

You can obtain free copies of the SAI and shareholder reports, request additional information, or discuss your questions about the Funds by calling 866-747-9030 (toll-free) or 563-288-2773, sending an e-mail to info@pearlfunds.com, or visiting the Funds’ Website:  www.pearlfunds.com.

Text-only versions of the Funds’ documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet Website at www.sec.gov.  You may obtain copies of the Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C.  Call the SEC at 202-551-8090 or 800-SEC-0330 for information about the Public Reference Room’s operations.  You may also obtain copies of the Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102, or by e-mail request at publicinfo@sec.gov.

Pearl Mutual Funds’ investment company registration number is 811-10261.

For purposes of any electronic version of this prospectus, all references to Websites or universal resource locators (URLs) are intended to be inactive and are not meant to incorporate the contents of any Website into this Prospectus.

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PEARL® MUTUAL FUNDS

  STATEMENT OF
ADDITIONAL INFORMATION

 _________, 2010

2610 Park Avenue
Muscatine, Iowa 52761
 866-747-9030 (toll-free)
info@pearlfunds.com

PEARL TOTAL RETURN FUNDSM

PEARL AGGRESSIVE GROWTH FUNDSM

This Statement of Additional Information (“SAI”) is not a Prospectus, but provides information that should be read in conjunction with the Prospectus of Pearl Total Return Fund (“PTRF”) and Pearl Aggressive Growth Fund (“PAGF”) (each a “Fund” and together the “Funds”) dated the date of this SAI and any supplement to the Prospectus.  Audited financial statements, which are contained in the Funds’ December 31, 2009 Annual Report, are incorporated by reference into this SAI.  You can obtain a copy of the Prospectus and Annual Report at no charge by writing, e-mailing, or telephoning us at the address or telephone number shown above.  The Prospectus and Annual Report are also available at www.pearlfunds.com.

Pearl Total Return Fund (“PTRF”) and Pearl Aggressive Growth Fund (“PAGF”) are each a series of Pearl Mutual Funds (“PMF”).  Each Fund is an open-end, management investment company (mutual fund).

The discussion below supplements the description in the Prospectus of each Fund’s investment objective, policies, and restrictions.

On July 2, 2001, Mutual Selection Fund, an Iowa corporation, was reorganized into a new series of Pearl Mutual Funds (“PMF”).  The new series was designated Pearl Total Return Fund.  Throughout this SAI, reference to “Pearl Total Return Fund” or “PTRF” refers to Pearl Total Return Fund, as a series of PMF, and to its predecessor corporation.  Pearl Mutual Funds’ name was changed from Mutual Selection Trust on September 11, 2000.

Investment Objectives and Policies

Pearl Total Return Fund seeks long-term total return.  Pearl Aggressive Growth Fund seeks long-term aggressive growth of capital.  PTRF and PAGF are not designed for investors seeking primarily income rather than capital appreciation.  PTRF and PAGF are not, alone or together, a balanced investment program, and there can be no assurance that either of the Funds will achieve its investment objective.

PTRF and PAGF use the techniques, and invest in investment companies that may use the techniques and invest in the types of securities, described below and in the Prospectus.

Investment Techniques and Risks

Each Fund is a diversified fund of funds that invests in shares of mutual funds (open-end, management investment companies) registered under the Investment Company Act of 1940 (the “1940 Act”).  The mutual funds in which the Funds may invest are referred to as “portfolio funds” throughout this SAI.

In addition to PTRF’s and PAGF’s principal investment strategies discussed in the Prospectus, the Funds’ performance will be influenced by the following investment strategies and risks associated with the portfolio funds, in proportion to the amount of assets that each Fund allocates to the portfolio funds using its principal investment strategies.

Foreign Securities

A portfolio fund may invest up to 100% of its assets in securities of foreign issuers, which may entail a greater degree of risk than does investment in securities of domestic issuers.  Investors should understand and consider carefully the risks involved in foreign investing.  Investments in foreign securities, investments which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve risks and opportunities not typically associated with investing in U.S. securities.  These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign subcustodial arrangements.  In addition, the costs of investing in foreign securities are usually higher than the costs of investing in U.S. securities.

There is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social, or diplomatic developments that could affect investment in these nations.  Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.  The laws of some foreign countries may limit a portfolio fund’s ability to invest in securities of certain issuers located in those countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, inflation rate, capital reinvestment, resource self-sufficiency, and balance of payment positions.

A portfolio fund’s (and accordingly PTRF’s or PAGF’s) investment performance is affected by the strength or weakness of the U.S. dollar against the currencies of the foreign markets in which its securities trade or in which they are denominated.  For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held by a portfolio fund will rise even though the price of the stock remains unchanged.  Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.  A portfolio fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures, or options contracts.  Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations and involve transaction costs and risks.  (See discussion of transaction hedging and portfolio hedging under “Currency Exchange Transactions.”)

Investments by a portfolio fund in emerging markets securities include special risks in addition to those generally associated with foreign investing.  Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets.  Emerging markets also have different clearance and settlement procedures, and delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon.  The inability to make intended security purchases due to settlement problems could cause a portfolio fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result either in losses to a portfolio fund (and accordingly the Funds) due to subsequent declines in the value of those securities or possible liability to the purchaser.  Many emerging markets have experienced substantial rates of inflation for many years, which has had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.  In an attempt to control inflation, certain emerging market countries have imposed wage and price controls.  Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions.  Debt obligations of emerging market countries may involve a high degree of risk, and may be in default or present the risk of default.  Certain emerging market governmental issuers have not been able or have been unwilling to make payments of interest or principal on debt obligations as those payments have come due.

Income received by a portfolio fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  Any such taxes paid by a portfolio fund will reduce the net income of the portfolio fund available for distribution to PTRF or PAGF.

Currency Exchange Transactions. PTRF and PAGF may invest in portfolio funds that enter into currency exchange transactions.  A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract (“forward contract”).  A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract.  Forward contracts are usually entered into with banks, foreign exchange dealers, or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which a portfolio fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies.  Transaction hedging is the purchase or sale of a forward contract with respect to specific payables or receivables of a fund accruing in connection with the purchase or sale of portfolio securities.  Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency.  A portfolio fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency.

If a portfolio fund enters into a forward contract to hedge an anticipated purchase of portfolio securities, assets of that portfolio fund having a value at least as great as the portfolio fund’s commitment under such forward contract will be segregated on the books of the portfolio fund while the contract is outstanding.

At the maturity of a forward contract to deliver a particular currency, a portfolio fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract.  Accordingly, it may be necessary for a portfolio fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the portfolio fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency.  Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency that the portfolio fund is obligated to deliver.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline.  Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise.  Moreover, it may not be possible for a portfolio fund to hedge against a devaluation that is so generally anticipated that the portfolio fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.  The cost to a portfolio fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions.  Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Calculation of Net Asset Value.  Foreign securities in which the portfolio funds may invest may be listed primarily on foreign stock exchanges that may trade on days, and at times, when the New York Stock Exchange is not open for business.  Accordingly, the net asset value (“NAV”) of a portfolio fund (and correspondingly PTRF or PAGF) may be significantly affected by such trading on days when neither Pearl Management Company, the Funds’ investment adviser and manager (“Management” or the “Manager”), nor the Funds’ shareholders have access to the portfolio funds and the Funds.

Options and Futures

A portfolio fund may purchase and write both call options and put options on securities and on indexes, and enter into interest rate and index futures contracts, and may purchase or sell options on such futures contracts (“futures options”) in order to provide additional revenue, or to hedge against changes in security prices or interest rates.  A portfolio fund may also use other types of options, futures contracts, and futures options currently traded or subsequently developed and traded, provided that the portfolio fund’s Board determines that their use is consistent with the portfolio fund’s investment objective.

Options. An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months).  The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.  An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.

A portfolio fund will write call options and put options only if they are “covered.”  For example, in the case of a call option on a security, the option is “covered” if a portfolio fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional consideration (or, if additional consideration is required, assets having a value at least equal to that amount are segregated on the books of the portfolio fund) upon conversion or exchange of other securities held in its portfolio.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when a portfolio fund desires.

A put or call option purchased by a portfolio fund is an asset of that portfolio fund, valued initially at the premium paid for the option.  The premium received for an option written by a portfolio fund is recorded as a deferred credit.  The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or if no closing price is available, at the mean between the last bid and asked prices.

OTC Derivatives.  A portfolio fund may buy and sell over-the-counter (“OTC”) derivatives.  Unlike exchange-traded derivatives, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC derivatives (derivatives not traded on exchanges) generally are established through negotiation with the other party to the contract.  While this type of arrangement allows a portfolio fund greater flexibility to tailor an instrument to its needs, OTC derivatives generally involve greater credit risk than exchange-traded derivatives, which are guaranteed by the clearing organization of the exchanges where they are traded.  See “Illiquid and Restricted Securities” below for more information on the risks associated with investing in OTC derivatives.

Risks Associated with Options.  There are several risks associated with transactions in options.  For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a portfolio fund seeks to close out an option position.  If a portfolio fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless.  If a portfolio fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired.  As the writer of a covered call option on a security, a portfolio fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.  As the writer of a covered call option on a foreign currency, a portfolio fund foregoes, during the option’s life, the opportunity to profit from currency appreciation.

If trading were suspended in an option purchased or written by one of the portfolio funds, that portfolio fund would not able to close out the option.  If restrictions on exercise were imposed, the portfolio fund might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts.  A portfolio fund may use interest rate futures contracts and index futures contracts.  An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index1 at a specified price and time.  A public market exists in futures contracts covering various indexes (including but not limited to: Standard & Poor’s 500 Index; Value Line Composite Index; Russell 2000 Index; and New York Stock Exchange Composite Index) as well as financial instruments (including but not limited to: U.S. Treasury bonds; U.S. Treasury notes; Eurodollar certificates of deposit; and foreign currencies).  Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and may be traded by portfolio funds.

A portfolio fund may purchase and write call and put futures options.  Futures options possess many of the same characteristics as options on securities and indexes (discussed above).  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

A portfolio fund might use futures contracts to hedge against fluctuations in the general level of stock prices, anticipated changes in interest rates, or currency fluctuations that might adversely affect either the value of a portfolio fund’s securities or the price of the securities that a portfolio fund intends to purchase.  A portfolio fund’s hedging may include sales of futures contracts as an offset against the effect of expected declines in stock prices or currency exchange rates or increases in interest rates and purchases of futures contracts as an offset against the effect of expected increases in stock prices or currency exchange rates or declines in interest rates.  Although other techniques could be used to reduce a portfolio fund’s exposure to stock price, interest rate, and currency fluctuations, a portfolio fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The success of any hedging technique depends on the ability of a portfolio fund’s investment adviser correctly to predict changes in the level and direction of stock prices, interest rates, currency exchange rates, and other factors.  Should those predictions be incorrect, a portfolio fund’s return might have been better had hedging not been attempted.  However, in the absence of the ability to hedge, the investment adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

When a purchase or sale of a futures contract is made by a portfolio fund, that portfolio fund is required to deposit with its custodian or broker a specified amount of cash or U.S. Government securities or other securities acceptable to the broker (“initial margin”).  The margin required for a futures contract is generally set by the exchange on which the contract is traded.  However, the margin requirement may be modified during the term of the contract, and the portfolio fund’s broker may require margin deposits in excess of the minimum required by the exchange.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract,

1
A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

which is returned to the portfolio fund upon termination of the contract, assuming all contractual obligations have been satisfied.  The portfolio funds expect to earn interest income on their initial margin deposits.  A futures contract held by a portfolio fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the portfolio fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  This process is known as “marking-to-market.”  Variation margin paid or received by a portfolio fund does not represent a borrowing or loan by the portfolio fund but is instead settlement between that portfolio fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day.  In computing NAV, the portfolio funds will mark-to-market their open futures positions.
The portfolio funds are also required to deposit and maintain margin with respect to put and call options on futures contracts they write.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the portfolio funds.

Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  If an offsetting purchase price is less than the original sale price, the portfolio funds realize a capital gain, or if it is more, the portfolio funds realize a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the portfolio fund engaging in the transaction realizes a capital gain, or if it is less, the portfolio fund realizes a capital loss.  The transaction costs must also be included in these calculations.

Risks Associated with Futures.  There are several risks associated with the use of futures contracts and futures options as hedging techniques.  A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.  There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged.  In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options, and the related securities, including technical influences in futures and futures options trading and differences between a portfolio fund’s investments being hedged and the securities underlying the standard contracts available for trading.  For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a portfolio fund’s portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a portfolio fund’s portfolio.  A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.  For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.  Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when a portfolio fund seeks to close out a futures or futures option position.  The portfolio fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed.  In addition, many of the contracts discussed above are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Swap Agreements.  A swap agreement is generally individually negotiated and structured to include exposure to one or more of a variety of different types of investments or market factors.  Depending on its structure, a swap agreement may increase or decrease a portfolio fund’s exposure to changes in the value of an index of securities in which the portfolio fund might invest, the value of a particular security or group of securities, or foreign currency values.  Swap agreements can take many different forms and are known by a variety of names.

A swap agreement tends to shift a portfolio fund’s investment exposure from one type of investment to another.  For example, if a portfolio fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase that portfolio fund’s exposure to foreign stock market movements and foreign currencies.  Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a portfolio fund’s investments and its NAV, which accordingly may increase or decrease the overall volatility of a Fund’s investments and its NAV.

The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from a portfolio fund.  If a swap agreement calls for payments by a portfolio fund, that portfolio fund must be prepared to make such payments when due.  If the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss.

A portfolio fund will segregate assets to cover its current obligations under a swap agreement.  If a portfolio fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of that portfolio fund’s accumulated obligations under the swap agreement over the accumulated amount the portfolio fund is entitled to receive under the agreement.  If a portfolio fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of that portfolio fund’s accumulated obligations under the agreement.

Short Sales and Short Sales against the Box

A portfolio fund may sell securities short.  In a short sale the portfolio fund sells stock it does not own and makes delivery with securities “borrowed” from a broker.  The portfolio fund then becomes obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  This price may be more or less than the price at which the security was sold by the portfolio fund.  Until the security is replaced, the portfolio fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan.  In order to borrow the security, the portfolio fund may be required to pay a premium that would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

When it engages in short sales, a portfolio fund must also deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale).  A portfolio fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the portfolio fund replaces the borrowed security.  The portfolio fund will realize a gain if the security declines in price between such dates.  The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the portfolio fund may be required to pay in connection with a short sale.

A short sale is “against the box” if at all times when the short position is open the portfolio fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

Debt Securities

A portfolio fund may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor’s Corporation, a division of The McGraw Hill Companies (“S&P”) or Ba or lower by Moody’s Investor Services, Inc. (“Moody’s”), commonly called “junk bonds”), and securities that are not rated.  A portfolio fund may or may not have restrictions as to the ratings of debt securities acquired by it or the portion of its assets that may be invested in debt securities in a particular ratings category.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics.  Lower-rated debt securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy.  An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities.  In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.  During a period of adverse economic changes, including a period of rising interest rates, the junk bond market may be severely disrupted, and issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad.  The market for unrated debt securities is even narrower.  During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a portfolio fund may have greater difficulty selling its portfolio securities.  See “Purchasing and Redeeming Shares – Net Asset Value.”  The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Low and below investment grade securities may be structured as fixed-, variable-, or floating-rate obligations or as zero-coupon, pay-in-kind, or step-coupon securities and may be privately placed or publicly offered.

The debt securities held by a portfolio fund may have redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, the portfolio fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investors in the portfolio fund, including a Fund.  Conversely, a high yield, high risk security’s value will decrease in a rising interest rate market, as will the value of the portfolio fund’s assets.

Special tax considerations are associated with investing in debt securities structured as zero coupon or pay-in-kind securities.  A portfolio fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of debt securities.  Rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events.  To the extent that a portfolio fund invests in medium- and lower-quality debt securities, the achievement of a portfolio fund’s investment objective may be more dependent on the portfolio fund’s own credit analysis than is the case for higher quality bonds.   A more complete description of the characteristics of bonds in each ratings category is included in Appendix A to this SAI.

Many lower-rated securities are not registered for offer and sale to the public under the Securities Act of 1933 (the “1933 Act”).  Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult for portfolio funds to value or sell them.

Warrants

A portfolio fund may invest in warrants.  Warrants are options to purchase equity securities at specific prices valid for a specified period of time.  The prices do not necessarily move in parallel to the prices of the underlying securities.  Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.  If a warrant is not exercised within the specified time period, it becomes worthless and the portfolio fund loses the purchase price and the right to purchase the underlying security.

Leverage

A portfolio fund may borrow on an unsecured basis from banks to increase its holdings of portfolio securities.  Under the 1940 Act, a mutual fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore coverage if it should decline to less than 300% due to market fluctuation or otherwise.  That sale must occur even if it is disadvantageous from an investment point of view.  Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on the portfolio fund’s NAV.  In addition, money borrowed is subject to interest costs (which may include commitment fees and the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

Master Demand Notes

A portfolio fund (particularly a money market fund) may invest up to 100% of its assets in master demand notes.  These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation.  Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes.  The notes are, however, redeemable at face value plus accrued interest at any time.

Asset-Backed Securities

A portfolio fund may invest in mortgage pass-through securities, which are securities representing interests in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect passing through monthly payments made by individual borrowers on mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).  Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a portfolio fund to a lower rate of return upon reinvestment of principal.  Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline.  However, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

A portfolio fund may invest in collateralized mortgage obligations (“CMOs”), which are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually.  CMOs are collateralized by portfolios of mortgage pass-through securities and are structured into multiple classes with different stated maturities.  Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

Other mortgage-related securities in which a portfolio fund may invest include other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. In addition, a portfolio fund may invest in other asset-backed securities that have been offered to investors or will be offered to investors in the future.

Several types of asset-backed securities have already been offered to investors, including certificates for automobile receivables, which represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts.

Mortgage-backed and asset-backed securities may be structured as fixed-, variable-, or floating-rate obligations or as zero-coupon, pay-in-kind, or step-coupon securities and may be privately placed or publicly offered.

Mortgage-backed securities may be issued or guaranteed by the GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies.  GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development.  It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.  Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders.  Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal, but that are not backed by the full faith and credit of the U.S. government.  The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses.  In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock.  More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator.  In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it implemented with respect to FNMA and FHLMC.  First, the U.S. Treasury entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets.  The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC.  Second, the U.S. Treasury established a new secured lending credit facility that was available to FNMA and FHLMC until December 2009.  Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which continued until December 2009.  No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied).

Illiquid and Restricted Securities

A portfolio fund may invest up to 15% of its net assets in illiquid securities.  An illiquid security generally is one that cannot be sold in the ordinary course of business within seven days at substantially the value assigned to it in calculations of a portfolio fund’s NAV.  Repurchase agreements maturing in more than seven days, OTC derivatives, and restricted securities are generally illiquid.  Other types of investments may also be illiquid from time to time.  If, through the appreciation of illiquid securities or the depreciation of liquid securities, a portfolio fund is in a position where more than 15% of the value of its net assets are invested in illiquid assets, that portfolio fund will take appropriate steps to protect liquidity.  Illiquid securities are priced at a fair value determined in good faith by the Board of Directors or Trustees of the portfolio fund or their delegate.  A portfolio fund may be unable to realize a favorable price upon sale of the securities, or in some cases may not be able to sell the securities.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act.  Where registration is required, a portfolio fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the portfolio fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the portfolio fund might obtain a less favorable price than prevailed when it decided to sell.  Restricted securities will be priced at a fair value as determined in good faith by the Board of the portfolio fund.

Notwithstanding the above, a portfolio fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act.  That rule permits certain qualified institutional buyers, such as the portfolio funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act.  The portfolio fund’s investment adviser, under the supervision of the board of directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a portfolio fund’s restriction of investing no more than 15% of its assets in illiquid securities.  Investing in Rule 144A securities could have the effect of increasing the amount of a portfolio fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

The 1940 Act provides that a mutual fund whose shares are purchased by a Fund is obliged to redeem shares held by a Fund only in an amount up to 1% of the portfolio fund’s outstanding securities during any period of less than 30 days.  Accordingly, shares held by a Fund in excess of 1% of a portfolio fund’s outstanding securities would, if the Fund had not made the election described in this paragraph, be considered illiquid securities that, together with other such securities, may not exceed 15% of that Fund’s net assets.  However, since each Fund has elected to reserve the right to pay redemption requests by a distribution in kind of securities from its portfolio, instead of cash, these positions may be treated as liquid.  Under certain circumstances a portfolio fund may determine to make payment of a redemption by a Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of cash.  As a result, a Fund may hold securities distributed by a portfolio fund until such time as Management determines it appropriate to dispose of the securities.  That disposition will impose additional costs on the Fund.

Repurchase Agreements

Repurchase agreements are transactions in which a portfolio fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security.  Repurchase agreements involve certain risks, such as default by, or insolvency of, the other party to the repurchase agreement.  A portfolio fund’s right to liquidate its collateral in the event of a default could involve certain costs, losses, or delays.  To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the portfolio fund would suffer a loss.  If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on a portfolio fund’s ability to sell the collateral and the portfolio fund could suffer a loss.

If a counterparty defaults, a portfolio fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price specified in the repurchase agreement including interest.  In the event that a counterparty fails to perform because it is insolvent or subject to insolvency proceedings against it, a portfolio fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedures, including an automatic stay (which would preclude immediate enforcement of the portfolio fund’s rights) and exemptions from the stay (which could permit the portfolio fund to take possession of the underlying securities or void the repurchase agreement altogether).  Since it is possible that an exemption from the automatic stay would not be available, the portfolio fund might be prevented from immediately enforcing its rights against the counterparty.  In such a case, the portfolio fund may incur delays in, or be prevented from, liquidating the underlying securities while the portfolio fund seeks to enforce its rights under the agreement, as well as diminished levels of income or lack of access to income during such time.  A portfolio fund may also incur costs in enforcing the portfolio fund’s rights.  In addition, if the portfolio fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (“SIPC”) to institute a liquidation proceeding in federal court against the broker counterparty that could lead to a foreclosure by SIPC on the underlying securities, or SIPC may stay, or preclude, the portfolio fund’s ability under contract to terminate the repurchase agreement.  The risks associated with counterparty and broker insolvency are significantly decreased when a portfolio fund enters into repurchase agreements with the Fixed Income Clearing Corporation.

When-Issued and Delayed Delivery Securities; Reverse Repurchase Agreements

A portfolio fund may purchase securities on a when-issued or delayed delivery basis.  Although the payment and interest terms of these securities are established at the time the portfolio fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed.  A portfolio fund generally makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the portfolio fund’s investment adviser deems it advisable for investment reasons.  A portfolio fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed delivery basis.

A portfolio fund may enter into reverse repurchase agreements with banks and securities dealers.  A reverse repurchase agreement is a repurchase agreement in which the portfolio fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price.  Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time a portfolio fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the portfolio fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the portfolio fund and held by the custodian throughout the period of the obligation.  The use of these investment strategies, as well as any borrowing by a portfolio fund, may increase fluctuation of a portfolio fund’s NAV (and accordingly a Fund’s NAV).

Loans of Portfolio Securities

A portfolio fund may lend its portfolio securities as long as:  (1) the loan is continuously secured by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the portfolio fund may at any time call the loan and obtain the securities loaned; (3) the portfolio fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the portfolio fund.  Lending portfolio securities involves risk of delay in the recovery of the loaned securities and, in some cases, the loss of rights in the collateral if the borrower fails.

Industry Concentration

A portfolio fund may concentrate its investments within one industry.  The value of the shares of such a portfolio fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

Temporary Strategies

PTRF, PAGF, and each portfolio fund has the flexibility to respond promptly to changes in market and economic conditions.  In the interest of preserving shareholders’ capital, the Funds’ or the portfolio funds’ investment advisers may employ a temporary defensive investment strategy if it determines such a strategy to be warranted.  Pursuant to a temporary defensive strategy, PTRF, PAGF, or a portfolio fund may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. issuers, and most or all of the Funds’ and a portfolio fund’s investments may be made in the United States and denominated in U.S. dollars.  It is impossible to predict whether, when, or for how long PTRF, PAGF, or a portfolio fund might employ temporary defensive strategies.  However, as stated in the Prospectus, PAGF almost never takes a defensive position.

In addition, pending investment of proceeds from new sales of portfolio fund shares or to meet ordinary daily cash needs, PTRF, PAGF, or a portfolio fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

Portfolio Turnover

Although PTRF, PAGF, and the portfolio funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held.  Portfolio turnover can occur for many reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment.  A portfolio fund’s high rate of portfolio turnover, if it should occur, would result in increased transaction costs which must be borne by the portfolio fund.  High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any dividends resulting from such gains will be considered ordinary income for federal income tax purposes.

Investment Restrictions

In pursuing its investment objective, each of Pearl Total Return Fund and Pearl Aggressive Growth Fund will not:

1.  With respect to 75% of its total assets, invest more than 5% (valued at time of investment) in securities of any one issuer, except in U.S. Government securities and securities of other investment companies.

2.  Invest more than 25% of its total assets (valued at time of investment) in securities of any one investment company.  However, this restriction does not apply when the Fund reinvests dividends and distributions from an investment company in shares of that investment company.

3.  Invest in a security if more than 25% of its total assets (valued at time of investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

4.  Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises, including real estate investment trusts, which invest in real estate or interests in real estate.

5.  Make loans.

6.  Sell securities short or maintain a short position.

7.  Invest in puts, calls, straddles, spreads, or combinations thereof.

8.  Purchase and sell commodities or commodity contracts.

9.  Underwrite the distribution of securities of other issuers.

10.  Issue any senior security except to the extent permitted under the 1940 Act.

11.  Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s assets at the time of borrowing, and (b) for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the borrowing.

12.  Invest in issuers for the purpose of management or the exercise of control.

The above restrictions for PTRF, PAGF, and each Fund’s investment objective are “fundamental,” which means that they cannot be changed without the approval of the lesser of (a) 67% of each Fund’s shares present at a meeting if more than 50% of the shares outstanding are present or (b) more than 50% of each Fund’s outstanding shares.

A portfolio fund may, but need not, have the same investment policies as PTRF or PAGF.  In addition, although each of the Funds may from time to time invest in shares of the same portfolio funds, the percentage of each Fund’s assets so invested may vary and the Fund’s portfolio managers will determine that the investments are consistent with the investment objectives and policies of each Fund.

Performance Information

From July 1, 1972 through July 1, 2001, Pearl Total Return Fund’s shares were not registered under the 1933 Act and sales of Fund shares were made only on a private basis.  PTRF began offering its shares to the public pursuant to an effective registration statement on July 2, 2001.

From time to time the Funds may quote total return figures. “Total Return” for a period is the percentage change in value during the period of an investment in shares of a Fund, including the value of shares acquired through reinvestment of all dividends (including capital gains distributions).  “Average Annual Total Return” is the average annual compounded rate of change in value represented by the Total Return for the period.

PTRF and PAGF may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in a Fund.  Each Fund’s total return “after taxes on distributions” shows the effect of taxable distributions (dividends), but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time.  Each Fund’s total return “after taxes on distributions and sale” shows the effect of both taxable distributions (dividends) and any taxable gain or loss realized by the shareholder upon the sale of the Fund’s shares at the end of a specified period.  To determine these figures, all dividends (including income dividends, short-term capital gains distributions, and long-term capital gains distributions) are assumed to have been taxed at the actual historical federal maximum tax rate.  Those maximum tax rates are applied to dividends prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Funds.  State and local taxes are ignored.

In this SAI, “dividend(s)” includes all distributions of income and capital gains, unless the context clearly indicates otherwise.

Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown.  After-tax returns reflect past tax effects and are not predictive of future tax effects.

The Funds may also quote tax efficiency.  Tax efficiency is derived by dividing after-tax returns by pretax returns.  The highest possible score would be 100%, which would apply to a fund that had no taxable dividends.  Because many interrelated factors affect tax efficiency, it is difficult to predict tax efficiency.

PTRF and PAGF impose no sales loads and pay no distribution expenses.  Performance figures quoted by the Funds are not necessarily indicative of future results.  Each Fund’s performance is a function of conditions in the securities markets, portfolio management, and operating expenses.  Although information about past performance is useful in reviewing a Fund’s performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

The Funds may also measure their performance on a long-term risk-adjusted total return basis.  Risk-adjusted total return compares total return and standard deviation (volatility).  The Funds may also use statistics to indicate volatility or risk.  The premise of each of these measures is that greater volatility connotes greater risk undertaken in achieving performance.  The Funds may use and quote the following measures of volatility:

Beta.  Beta is the volatility of a Fund’s total return relative to the movements of a benchmark index.  A beta greater than one indicates volatility greater than the index, and a beta of less than one indicates volatility less than the index.

R-squared.  R-squared reflects the percentage of a Fund’s price movements that are explained by movements in the benchmark index.  An R-squared of 1.00 indicates that all movements of a Fund’s price are completely explained by movements in the index. Generally, a higher R-squared will indicate a more reliable beta figure.

Alpha.  Alpha is a measure used to discuss a Fund’s relative performance.  Alpha measures the actual return of a fund compared to the expected return of a Fund given its risk (as measured by beta).  The expected return of a Fund is based on how historical movements of the benchmark index and historical performance of a Fund compare to the benchmark index.  The expected return is computed by multiplying the advance or decline in a market represented by a Fund’s beta.  A positive alpha quantifies the value that a Fund’s Manager has added and a negative alpha quantifies the value that a Fund’s Manager has lost.

Standard deviation.  Standard deviation quantifies the volatility in the returns of a Fund by measuring the amount of variation in the group of returns that make up a Fund’s average return.  Standard deviation is generally calculated over a three or five year period using monthly returns and modified to present an annualized standard deviation.

Sharpe ratio.  A Fund’s Sharpe ratio quantifies its total return in excess of the return of a guaranteed investment (90-day U.S. treasury bills), relative to its volatility as measured by its standard deviation.  The higher a Fund’s positive Sharpe ratio, the better a Fund’s returns have been relative to the amount of investment risk it has taken.

Beta and R-squared are calculated by performing a least squares linear regression using three years of monthly total return figures for each portfolio and benchmark combination.  Alpha is calculated by taking the difference between the average monthly portfolio return and the beta-adjusted average monthly benchmark return.  The result of this calculation is then geometrically annualized.

Other measures of volatility and relative performance may be used as appropriate.  All such measures will fluctuate and do not represent future results.

The Funds may note their mention or recognition in newsletters, newspapers, magazines, Websites, television programs, or other media.  Biographical and other information about a Fund’s portfolio managers or the Investment Committee, including information about awards received by that portfolio manager or mentions of the manager or committee in the media, may also be described or quoted in Fund advertisements or sales literature.

The information in the Prospectus on various indexes is incorporated by reference into this SAI.  The information relating to the indexes referred to by the Funds will be obtained from sources which the Funds generally believe to be accurate.  The Funds also may note their mention (including performance or other comparative rankings) in newspapers, magazines, Websites, television programs, or other media from time to time.  However, the Funds assume no responsibility for the accuracy of such data.

The Funds may also discuss in advertising the relative performance of various types of investment instruments, such as stocks, Treasury securities, and bonds, over various time periods and covering various holding periods.  Such comparisons may compare these investment categories to each other or to changes in an inflation index such as the Consumer Price Index.

A Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging.  In this program, the investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.  While this strategy does not ensure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals.  In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about the Fund.  These editorials or articles may include quotations of performance from other sources such as Lipper or Morningstar.

When comparing yield, total return, and investment risk of shares of each Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Funds.  For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund’s returns will fluctuate and its share values and returns are not guaranteed.  Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal.  U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.  Money market mutual funds may seek to offer a fixed price per share.

The performance of PTRF and PAGF is not fixed or guaranteed.  Performance quotations should not be considered to be representative of the performance of a Fund for any period in the future.  The performance of a Fund is a function of many factors including its earnings, expenses, and number of outstanding shares.  Fluctuating market conditions, purchases and sales of portfolio funds, sales and redemptions of shares of a Fund, and changes in operating expenses are all examples of items that can increase or decrease a Fund’s performance.

Investment Manager and Portfolio Managers

Pearl Management Company (the “Manager” or “Management”), 2610 Park Avenue, P.O. Box 209, Muscatine, IA 52761 serves as the investment adviser and manager for the Funds.  The Funds are its only clients that pay for its services.  As of January 31, 2010, the Manager has approximately $117 million under management, consisting entirely of Pearl Total Return Fund and Pearl Aggressive Growth Fund plus the Manager’s own investment assets.  The Manager does not manage any other accounts.

The Manager is an Iowa corporation whose shareholders are Capital Formation Council, Free Enterprise Advocates, Investor Protection, Inc., Public Interest Committee, and Taxpayer Rights Association, each an Iowa nonprofit organization and public interest organization.  Each shareholder has been in existence for more than 25 years and has supported advocacy on public policy issues.  None of the shareholder organizations has any shareholders or beneficial owners.  David M. Stanley and Jean Leu Stanley, his wife, and Robert H. Solt and Dana D. Solt, his wife, may together be deemed to control the Manager because one or more of them serves as an Officer and Director of each of the five shareholders of the Manager; each of them serves as an Officer or Director (or both) of the Manager; and Robert H. Solt serves as Chief Executive Officer and Director of the Manager.

At December 31, 2009, the Manager and its five shareholders each owned shares of both Funds.  This group beneficially owned shares of the Funds having these aggregate values:

Pearl Total Return Fund	$1,499,584
Pearl Aggressive Growth Fund	$958,536
Both Funds	$2,458,120

All of these affiliated persons of PMF and the Funds are affiliated persons of the Manager:

Name	Positions Held with Pearl Mutual Funds (PMF) and the Manager
Robert H. Solt
President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Treasurer, and Trustee of PMF.  Chairman, President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Treasurer, and Director of the Manager.

David M. Stanley	Senior Counsel, Chief Legal Officer, Secretary, and Trustee of PMF. Senior Counsel, Chief Legal Officer, Secretary, and Director of the Manager.

Richard R. Phillips	Vice President and Assistant Secretary of PMF. Vice President, Chief Compliance Officer, and Assistant Secretary of the Manager.

The Manager furnishes continuing investment supervision to the Funds under an Investment Management Agreement (the “Agreement”) and is responsible for overall management and investment of the Funds’ assets.  The Agreement may be continued from year to year only so long as its continuance is approved annually (a) by the vote of a majority of the Trustees who are not “interested persons” of Pearl Mutual Funds or of the Manager cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of PMF or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of each Fund.  Any amendment to the Agreement must be approved in the same manner.

In this SAI, “independent Trustee(s)” means all Trustees who are not “interested persons,” as defined in the 1940 Act, of PMF or of the Manager.

On December 4, 2009, the Board of Trustees approved the continuation of the Investment Management Agreement and the amended Administrative Services Agreement, through January 31, 2011.  In connection with this Board action, the Board reviewed and approved an amendment to the Administrative Services Agreement, reducing the fees payable to the Manager; reviewed the existing Expense Limit Agreement between the Manager and the Funds; and reviewed and approved an amendment to the Expense Limit Agreement, increasing the expense limit percentage.  These Board actions followed Contract Review Committee meetings held on September 28 and December 4, 2009.  In considering whether to approve the continuation of the Investment Management Agreement and the amended Administrative Services Agreement, the Contract Review Committee and the Board, including the independent Trustees, did not identify any single factor as determinative, and each Trustee weighed the various factors as he deemed appropriate.  The Trustees considered, among other things: the nature, quality, and extent of services; performance of the Funds; costs of services and profits realized by the Manager; economies of scale; and other benefits to the Manager.  A more detailed discussion pertaining to the approval of the Agreement is included in the December 31, 2009 annual report.

The Agreement may be terminated by the Funds or by either Fund without penalty, by the vote of the Board of Trustees of PMF or the shareholders of that Fund (by a majority as defined in the 1940 Act) on sixty days’ written notice to the Manager, or by the Manager on one year’s notice to the Fund, and will terminate automatically in the event of its assignment.  The fees payable by each Fund under the Agreement are the obligation only of that Fund and impose no liability on the other Fund.

The total advisory and management fees each Fund pays to the Manager are accrued daily and payable monthly based on the Fund’s net assets as of the beginning of the month, at the annual rates shown below:

Average Daily Net Assets	Rate of Fee
First $30 million	0.65%
More than $30 million to $100 million	0.58%
In excess of $100 million	0.40%

The Manager also provides administrative and transfer agency services to PMF pursuant to an administrative services and transfer agency agreement for which the Manager receives a fee.  The Funds pay the cost of custodial, audit, and legal services and membership in trade organizations.  They also pay other expenses such as the cost of maintaining the registration of their shares under federal law, complying with state securities laws, proxy solicitations, printing and distributing notices and copies of the Prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, and the fees of the independent Trustees.  The Manager bears all sales and promotional expenses, including the cost of Prospectuses and other materials used for sales and promotional purposes.

The administrative fees each Fund pays to the Manager are accrued daily and payable monthly based on the Funds’ net assets as of the beginning of the month, at the annual rates shown below:

Average Daily Net Assets	Rate of Fee
First $30 million	0.16%
More than $30 million to $100 million	0.14%
In excess of $100 million	0.08%

The advisory and management fees and administrative services fees paid by the Funds to the Manager for the fiscal years ended December 31, 2009, 2008, and 2007, which took into account the previous administrative fee that was five basis points higher, were as follows:

Fund	2009	2008	2007

Pearl Total Return Fund	$562,529	$779,525	$907,324

Pearl Aggressive Growth Fund	$283,697	$455,467	$474,120

The Manager has contractually agreed to reimburse each Fund for all ordinary operating expenses (including all management and administrative fees) exceeding 1.20% of a Fund’s average net assets. When the Manager has reimbursed a Fund for expenses in excess of this limit, the Manager may recover the amounts reimbursed under this limit, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit.  The Manager may similarly recover amounts reimbursed under the Funds’ previous contractual expense limit, but only to the extent this can be done without exceeding that expense limit.  The agreement to limit the Funds’ ordinary operating expenses is limited to the Funds’ direct operating expenses and, therefore, does not apply to the portfolio funds’ fees and expenses, which are indirect expenses incurred by the Funds through their investments in the portfolio funds. This expense limit does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees.

Robert H. Solt, David M. Stanley, and Richard R. Phillips are the portfolio managers and the Investment Committee for both Pearl Total Return Fund and Pearl Aggressive Growth Fund.  Other Officers and employees of the Manager also provide research and analysis for the Investment Committee.

The Manager, Mr. Solt, Mr. Stanley, and Mr. Phillips do not manage any other registered investment companies, pooled investment vehicles, or other investment accounts other than the Funds, except that Mr. Stanley manages for himself and his wife two personal brokerage accounts with assets of less than $300,000, Mr. Phillips manages two personal accounts with assets less than $300,000, and Mr. Solt manages one personal account with assets less than $7,000 as of December 31, 2009.  One or more of the portfolio managers give limited and occasional investment advice to various organizations (most are non-profit and most are shareholders of the Funds), but the recipients do not pay for these services.  The Manager receives compensation only from the Funds.

The advisory fee and all fees received by the Manager in connection with management of the Funds are not based on the performance of the Funds.  However, the performance of the Funds is a significant factor in the Board of Trustees’ annual review and decision on the Agreement between the Manager and the Funds.

Material conflicts of interest are not anticipated in connection with the management of the Funds’ investments because cross-trades between the Funds are not permitted, and no allocation of aggregated trades is done as a regular trading practice.

The portfolio managers receive all of their compensation from the Manager in the form of a fixed salary, employee benefits, and the possibility of a year-end bonus.  Salaries and bonuses (if any) are determined by the Manager’s Chief Executive Officer and Senior Counsel, taking into account all factors which they believe are relevant.  Employee performance and achievements, employee responsibilities, the Manager’s income, and the Funds’ performance, growth, and net assets are among the many factors that may affect the decisions on portfolio managers’ compensation.  However, there is no formula, agreement, or policy regarding any relationship between the portfolio managers’ compensation and the Funds’ performance, growth, or net assets.   The portfolio managers do not receive any other compensation with respect to managing the Funds or any other accounts.

The Manager strongly encourages all portfolio managers and all Officers and employees of the Manager to own shares of the Funds.  The Manager believes this ownership will ensure that all of these persons have a shared interest with all shareholders of the Funds and a strong incentive to make the Fund’s performance their high priority.

At December 31, 2009, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of PTRF and PAGF having values within these indicated dollar ranges:

	Pearl Total Return Fund	Pearl Aggressive Growth Fund
Robert H. Solt	$10,001 to $50,000	$100,001 to $500,000
David M. Stanley	over $1,000,000	over $1,000,000
Richard R. Phillips	$50,001 to $100,000	$100,001 to $500,000

Pearl Mutual Funds

Pearl Mutual Funds (“PMF”) (formerly Mutual Selection Trust) is a Massachusetts business trust organized under an Amended and Restated Declaration of Trust dated September 11, 2000 (the “Declaration of Trust”).  The Declaration of Trust may be amended by a vote of either PMF’s  shareholders or, in certain circumstances, by its Trustees without shareholder consent.  PMF may issue an unlimited number of shares, in one or more series as the Board of Trustees may authorize.  Any series of shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences or special or relative rights or privileges as the Trustees may determine.  The shares of the Funds are not currently divided into classes.  Pearl

Total Return Fund and Pearl Aggressive Growth Fund are the only series of PMF currently being offered.  The Board of Trustees may authorize the issuance of additional series if deemed advisable, each with its own investment objective, policies, and restrictions.  All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

Under Massachusetts law, the shareholders of PMF may, under certain circumstances believed to be remote, be held personally liable for PMF’s obligations.  However, the Declaration of Trust disclaims liability of shareholders and PMF’s Trustees and Officers for acts or obligations of PMF and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by PMF or the Board of Trustees.  The Declaration of Trust provides for indemnification out of the assets of PMF of all losses and expenses of any shareholder held personally liable for the obligations of PMF.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and PMF itself is unable to meet its obligations.

On any matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series except that shares are voted by individual series when required by the 1940 Act or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one series, in which case shareholders of the unaffected series are not entitled to vote on that matter.  All shares of PMF are voted together in the election of Trustees.

Trustees and Officers and Their Ownership of Shares of the Funds

The Board of Trustees has overall responsibility for PMF’s and the Funds’ affairs.  Each Trustee serves for an indefinite term of unlimited duration until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or a successor, and until the election and qualification of his or her successor.  The Trustees may fill any vacancy provided that at least two-thirds of the Trustees, after such appointment, have been elected by the Fund’s shareholders.  A Trustee may be removed, with or without cause, at any time by a vote of at least two-thirds of the Funds’ outstanding shares or by written instrument signed by at least two-thirds of the remaining Trustees.

The Board of Trustees elects or appoints the Officers of the Funds annually.  Each Officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified.  The Board of Trustees may remove any Officer, with or without cause, at any time.

The names and ages of the Trustees and Officers of PMF and the Funds, the date each was first elected or appointed to office, and their principal business occupations and other public company directorships they have held during at least the last five years, are shown below.  Each Trustee and Officer serves in that capacity for each of the two series of PMF.

Name and Age at April 1, 2010	Positions Held with PMF and Funds	Date First Elected or Appointed to Office **	Principal Occupations during Past 5 Years	Other Public Company Directorships
Trustees who are “Interested Persons” of the Funds: *
Robert H. Solt, 42	President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Treasurer, and Trustee	Feb. 2001
Pearl Management Company: Director since Feb. 2001; Chairman, President and Chief Executive Officer since May 2006;  Chief Operating Officer, Chief Financial Officer, and Treasurer since June 2001; Chief Compliance Officer, Sept. 2004 to April 2006; Executive Vice President and  Secretary, June 2001 to April 2006.
None.
David M. Stanley, 81	Senior Counsel, Chief Legal Officer, Secretary, and Trustee	July 1972
Pearl Management Company: Director since July 1972; Senior Counsel and Secretary since May 2006; Chief Legal Officer since Sept. 2004; Chairman, President, and Chief Executive Officer, July 1972 to April 2006.  Midwest Management Corporation (private investment company): Chairman and Director.

None.
Trustees who are not “Interested Persons” of the Funds:
John W. Axel, 68	Trustee	Dec. 1974
Owner and Chief Executive Officer,    Iowa Companies, Inc. (holding company engaged in waste hauling, recycling and manufacturing).  President, Environmental Services Inc. (waste hauling firm).  President, Perfect Pallet Co. (pallet manufacturer).  President, Earthcare Recycling, LLC since 2005.
None.
Douglas B. Coder, 74	Trustee	Dec. 1974
Owner, Coder Co. (former purchaser and seller of existing mortgages) since 1968; owner DBC Realty (investments) from 1969; former Chairman and Director, Catalyst International (software) from 1996-2004; Director, Chata Biosystems, Inc. (manufacturer of pharmaceutical solutions) since 2000.
Chairman Coder Co. Former Chairman and Director, Catalyst International, Inc. (software) (1996-2004).
Dr. David N. DeJong, 46	Trustee	Dec. 1998	Professor of Economics, University of Pittsburgh, since Sept. 1989.	None.

Name and Age at April 1, 2010	Positions Held with PMF and Funds	Date First Elected or Appointed to Office **	Principal Occupations during Past 5 Years	Other Public Company Directorships

David L. Evans, 68	Trustee and Vice Chairman of the Board	June 1977

Owner and Chief Executive Officer, Evanwood Corp. (consulting) since Jan. 1992; Director, John Deere Receivables, Inc. (asset-backed securities); Chief Executive Officer, Rose Creek Ridge, LLC (farming) since August 2003.
None.
Dr. James P. Stein, 59	Trustee and Chairman of the Board	Oct. 2003	Chairman of Board of Directors and Director, Central Bancshares, Inc., and Director, subsidiary banks of Central Bancshares, Inc. Doctor of Veterinary Medicine. Private investor.	None.
Other Officers of Pearl Mutual Funds:
Karen M. Brookhart, 38	Portfolio Management Associate	March 2002	Pearl Management Company: Portfolio Management Associate since Sept. 2004.	None.
Peggy A. Cherrier, 57	Assistant Secretary, Administrative Assistant, and Compliance Associate.	March 2001	Pearl Management Company: Compliance Associate since Sept. 2004; Transfer Agent Representative since March 2009	None.
Christopher S. Ingstad, 29	Shareholder Services Director	Aug. 2006	Pearl Management Company: Shareholder Services Director since Aug. 2006. Allsteel (office furniture company): Financial Analyst, March 2005 to Aug. 2006; Credit Analyst, April 2004- Mar. 2005	None.
Renata R. LaMar, 45	Controller, Assistant Treasurer, and Financial Administrator	March 2001	Pearl Management Company: Controller since Sept. 2004.	None.
Richard R. Phillips, 56	Vice President and Assistant Secretary	Sept. 2005
Pearl Management Company: Vice President since Aug. 2005; Assistant Secretary and Chief Compliance Officer since May 2006; Consultant, Nov. 2004 to July 2005.  Vice President, Secretary, General Counsel (1998-2009), Reynolds Engineering & Equipment, Inc. (industrial equipment firm) since 1998.  Owner, Phillips Law Office, April 1998 to July 2006.
None.

Name and Age at April 1, 2010	Positions Held with PMF and Funds	Date First Elected or Appointed to Office **	Principal Occupations during Past 5 Years	Other Public Company Directorships

Anthony J. Toohill, 33	Chief Compliance Officer	Aug. 2004
Pearl Mutual Funds: Chief Compliance Officer since Aug. 2004.  Senior Associate, Stinnett & Associates (risk management firm), Sept. 2004 to Dec. 2007; Accounting Supervisor, Financial and Operational Principal, and Internal Control Committee Co-Chair, Modern Woodmen of America (insurance and securities firm), Jan. 2003 to Aug. 2004.
None.

*   Mr. Solt is an “interested person” of PMF and the Funds, as defined in the 1940 Act, because he is an Executive Officer and a Director of the Manager.  Mr. Stanley is an “interested person” of PMF and the Funds because he is an Executive Officer and a Director of the Manager.

**  Dates prior to June 2001 correspond to the date first elected or appointed as a Director or Officer of Mutual Selection Fund, Inc., the Funds’ predecessor.

The address of the Trustees and Officers is: Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, Iowa 52761.

Messrs. Evans (Chairman) and Coder and Dr. Stein serve as members of the Audit Committee.  This Committee makes recommendations to the Board of Trustees regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.  The Audit Committee met two times during the year 2009.

Messrs. Axel (Chairman) and Dr. DeJong serve as members of the Nominating and Governance Committee.  This Committee makes recommendations to the Board of Trustees regarding Board committees and committee assignments, the composition of the Board of Trustees, any candidate for appointment as the independent Chairman of the Board of Trustees, any candidates for election as independent Trustees, and compensation of independent Trustees, and oversees the process for evaluating the functioning of the Board of Trustees.  The Nominating and Governance Committee will consider recommendations by shareholders regarding candidates for election as Trustee.  However, if such a recommendation is received at a time when the Committee is not considering prospective candidates for nomination as independent Trustees, the Committee in its discretion may defer consideration until an appropriate time.  The Nominating and Governance Committee met one time during the year 2009.

Dr. DeJong (Chairman), Messrs. Axel, Coder, and Evans, and Dr. Stein serve as members of the Contract Review Committee.  This Committee establishes and oversees the process for the annual consideration and evaluation of the agreements between PMF and Pearl Management Company.  The Contract Review Committee met two times during the year 2009.

Dr. Stein (Chairman of the Board) and Messrs. Evans (Vice Chairman of the Board), Solt (President), and Stanley (Senior Counsel) serve as members of the Executive Committee.  This Committee generally has the authority to exercise the powers of the Board of Trustees during intervals between meetings.  The Executive Committee did not meet during the year 2009.

Each Trustee who is not an “interested person” of the Funds, as defined in the 1940 Act, receives from the Funds an annual Trustee’s fee (retainer) of $11,000 except that the annual amount is $18,000 for the Chairman of the Board of Trustees and $15,000 for the Chairman of the Audit Committee, the Chairman of the Nominating and Governance Committee, and the Chairman of the Contract Review Committee.  Each independent Trustee also receives a quarterly Board meeting attendance fee of $2,250 (annual rate $9,000) if the Trustee is present for all or substantially all of the meeting.  However, the quarterly Board meeting attendance fee of the Chairman of the Board is $2,750 (annual rate of $11,000) if he or she serves as presiding officer for all or substantially all of the meeting.  If a Board meeting in addition to the 4 quarterly meetings is held, the attendance fee for that meeting shall be equal to the quarterly attendance fee amount.

Each independent Trustee shall also be paid an attendance fee of $1,250 per day for each of these meetings, if the Trustee is present for all or substantially all of the meeting: (a) a meeting of a Committee of the Board that is not held during or in connection with a Board meeting; and (b) an approved outside education experience in accordance with the Orientation and Education Program for Independent Trustees, if the Trustee presents a brief report to the Board in accordance with the Orientation and Education Program for Independent Trustees.  Attendance and presence at Board and Committee meetings include participation by telephone or other electronic communication.  However, attendance fees are not paid for a Committee meeting if it is conducted primarily by telephone conference or other electronic communication, unless the Committee determines that attendance fees should be paid and promptly requests payment.  The Vice Chairman of the Board does not receive any compensation for serving in that position, except that when performing the duties and exercising the powers of the Chairman of the Board, the Vice Chairman of the Board receives the same compensation as the Chairman of the Board.  All attendance fees are paid in cash, which is applied to the purchase of Fund shares.  The preceding provisions are included in a revised independent Trustees’ compensation plan adopted by the Board and effective January 1, 2010.  For the fiscal year ended December 31, 2009, the Funds paid fees aggregating $108,000 to Trustees who were not affiliated with the Manager, as defined by the 1940 Act.  The Funds have no retirement or pension plans.

The following table sets forth the total compensation paid by Pearl Mutual Funds during the fiscal year ended December 31, 2009 to each of the Trustees of PMF:

Name of Trustee	Pearl Total Return Fund	Pearl Aggressive Growth Fund	Aggregate Compensation from the Funds
Trustees who are interested persons of the Funds:
Robert H. Solt	$0	$0	$0
David M. Stanley	$0	$0	$0

Trustees who are independent (not interested persons of the Funds):
John W. Axel	$14,237	$6,763	$21,000
Douglas B. Coder	$11,525	$5,475	$17,000
Dr. David N. DeJong	$14,237	$6,763	$21,000
David L. Evans	$14,237	$6,763	$21,000
Dr. James P. Stein	$18,984	$9,016	$28,000
The Officers and Trustees affiliated with the Manager serve without any compensation from PMF and the Funds.

As of March 31, 2010, the Trustees and Officers of the Trust as a group beneficially owned [__]% of the outstanding shares of Pearl Total Return Fund and [__]% of Pearl Aggressive Growth Fund.

The following table illustrates the dollar range of any equity securities “beneficially” owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by the Trustees of Pearl Total Return Fund and Pearl Aggressive Growth Fund.  The dollar range for the securities represented in the table was determined using the NAV of a share of the Fund as of the close of business on December 31, 2009.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Trustees who are interested persons of the Funds:
Robert H. Solt	Total Return Fund Aggressive Growth Fund	$10,001 - $50,000 over $100,000	over $100,000*
David M. Stanley	Total Return Fund Aggressive Growth Fund	over $100,000* over $100,000*	over $100,000*
Trustees who are independent (not interested persons of the Funds):
John W. Axel	Total Return Fund Aggressive Growth Fund	over $100,000 $10,001 - $50,000	over $100,000*
Douglas B. Coder	Total Return Fund Aggressive Growth Fund	over $100,000 $1-$10,000	over $100,000
Dr. David N. DeJong	Total Return Fund Aggressive Growth Fund	$10,001 - $50,000 over $100,000	over $100,000
David L. Evans	Total Return Fund Aggressive Growth Fund	over $100,000 $50,001 - $100,000	over $100,000*
Dr. James P. Stein	Total Return Fund Aggressive Growth Fund	over $100,000 over $100,000	over $100,000*
*  Over $200,000

No independent Trustee owns, beneficially or of record, any security of the Manager or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager.

The Funds’ Board of Trustees and the Manager strongly encourage all Trustees, Officers, and employees of PMF, the Funds, and the Manager, plus the Manager and all its shareholders,   to own shares of the Funds.  The Board of Trustees and the Manager believe this ownership will help to ensure that all of these persons and entities have a shared interest with all shareholders of the Funds and a strong incentive to make the Funds’ performance their high priority.

At December 31, 2009:

1.  All Trustees, Directors, Officers, and employees of the Manager and of PMF and the Funds were shareholders of one or both of the Funds.  This group beneficially owned shares of the Funds having these aggregate values:

Pearl Total Return Fund	$2,802,975
Pearl Aggressive Growth Fund	$2,248,708
Both Funds	$5,051,683

2.  The Manager and its five shareholders each were shareholders of both Funds.  This group beneficially owned shares of the Funds having these aggregate values:

Pearl Total Return Fund	$1,499,584
Pearl Aggressive Growth Fund	$958,536
Both Funds	$2,458,120

3.  Groups 1 and 2 together beneficially owned shares of the Funds having these aggregate values:

Pearl Total Return Fund	$4,302,559
Pearl Aggressive Growth Fund	$3,207,244
Both Funds	$7,509,803

Principal Shareholders of PTRF and PAGF

As of March 31, 2010, Tax Education Support Organization may be deemed to control Pearl Total Return Fund by virtue of owning more than 25% of the outstanding shares of this Fund.  Tax Education Support Organization owned of record and beneficially owned directly [___%] of the outstanding shares of PTRF.  This control relationship will continue to exist until such time as the share ownership described above represents 25% or less of the outstanding shares of PTRF.  Through the exercise of voting rights with respect to shares of PTRF, Tax Education Support Organization may be able to determine the outcome of shareholder voting on matters on which approval of shareholders is required.  Robert H. Solt may be deemed to have a controlling influence over Tax Education Support Organization because he serves as its Vice Chairman and a Director.  David M. Stanley and Jean Leu Stanley, his wife, may be deemed to have a controlling influence over Tax Education Support Organization because he serves as its Chairman and a Director and she serves as a Director.  Mr. Solt and Mr. and Mrs. Stanley may also have a controlling influence over some other shareholders of the Funds that are not controlling persons of the Funds.

As of March 31, 2010, the following entities owned beneficially 5% or more of the shares of Pearl Total Return Fund:  [TO BE COMPLETED BY AMENDMENT.]

As of March 31, 2010, the following entities owned beneficially 5% or more of the shares of Pearl Aggressive Growth Fund:  [TO BE COMPLETED BY AMENDMENT.]

Purchasing and Redeeming Shares

Purchases and redemptions are discussed in the Funds’ Prospectus under the heading “How to Buy and Sell Fund Shares.”  That information is incorporated herein by reference.  The Funds are intended for long-term investment and seek to prevent, and strongly discourage, any frequent trading of Fund shares.  The Funds do not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.  See “Policy on Trading of Fund Shares” in the Prospectus.

Net Asset Value

Share purchase and redemption orders will be priced at a Fund’s NAV per share next computed after these orders are received by PMF.  Each Fund’s NAV is determined only on days on which the New York Stock Exchange (“NYSE”) is open for trading.  The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas.  If one of those holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

Computation of NAV (and the sale and redemption of Fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the Funds not reasonably practicable.

For a description of the methods used to determine the share price, see “Net Asset Value” in the Prospectus.

PMF has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of a Fund during any 90-day period for any one shareholder.  Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.  If a redemption is made in kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money-laundering laws and regulations.  Consequently, the Funds may request additional information from you to verify your identity.  If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account.  The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account, or to transfer money received to establish a new account, transfer an existing account, or transfer the proceeds of an existing account to a governmental agency.  In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Proxy Voting Procedures

PMF’s proxy voting procedures are included in this SAI as Appendix B.  In accordance with SEC regulations the Funds’ proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC.  You may obtain a copy of the Funds’ proxy voting record (1) on the Securities and Exchange Commission’s Website at www.sec.gov; (2) on the Funds’ Website at www.pearlfunds.com; and (3) without charge, upon request, by calling 866-747-9030 (toll-free).

Disclosure of Portfolio Information

The Funds and the Manager believe frequent and uniform fair disclosure to the public of information on the portfolio holdings of the Funds is in the interest of the Funds’ shareholders and potential investors.  However, this information is confidential and proprietary until uniform fair disclosure to the public is made.  Selective disclosure of such information could have adverse ramifications for the Funds’ shareholders.  The Manager and the Funds’ Board of Trustees have adopted and implemented a portfolio holdings disclosure policy.

The Manager publicly discloses each Fund’s month-end portfolio holdings to the public once a month, no later than the fifth day after month-end.  The portfolio information is available at www.pearlfunds.com and also upon request.  In addition, any Executive Officer of the Funds may decide to update the portfolio information on the Website at anytime if additional public disclosure is believed to be advisable.  Only the most recent portfolio information report is posted on the Website, and it remains on the Website until replaced by the next portfolio information report.  The information includes the name of each portfolio security and its percentage of the Fund’s total assets. The scope of the information provided may change from time to time without prior notice.

After portfolio information has already been made public through Website disclosure or in an SEC filing, it may thereafter be disclosed to anyone and may be used in marketing literature and in communications to shareholders and others.

The Manager and the Funds will not disclose the portfolio information prior to public disclosure on the Website.  The Manager and the Funds will not enter into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration.  These restrictions apply to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries, service providers, and rating and ranking organizations.  Any Executive Officer of a Fund may disclose to Trustees of the Funds portfolio information prior to public disclosure on the Website, in connection with preparation for Board meetings and other instances appropriate for the operation of the Funds.  Any such disclosure is made only if it is in the shareholders’ interest.  All personnel of the Manager and of the Funds who have access to the Funds’ portfolio information prior to public disclosure are subject to the Code of Ethics described below.  The Funds’ Board of Trustees annually receives and evaluates a report on compliance with the Code of Ethics.

The Funds’ portfolio holdings are currently disclosed to the public on the Funds’ website at www.pearlfunds.com and through their filings with the SEC.  The Funds file their portfolio holdings with the SEC for each quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the year).  Shareholders may obtain the Funds’ Forms N-CSR and N-Q filings on the SEC’s website at www.sec.gov.  In addition, the Funds’ Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  You may call the SEC at 800-SEC-0330 or 202-551-8090 for information about the SEC’s website or the Public Reference Room’s operations.

Additional Tax Information

The Prospectus describes generally the tax treatment of dividends by the Funds.  This section of the SAI includes additional information concerning federal taxes.  In the SAI, the term “dividend(s)” includes all distributions of income and capital gains, unless the context indicates otherwise.

Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) so that it does not pay federal taxes on income and capital gains distributed to shareholders.  To so qualify a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currency, certain other income (including but not limited to gains from options, futures, and forward contracts) derived with  respect to its  business of investing in stock, securities, or currencies, or net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code for this purpose; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

A Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual dividends in any calendar year.  Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98% of its net capital gains recognized during the one-year period ending on October 31 of the calendar year plus undistributed amounts from prior years.  The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

A Fund is required to withhold and remit to the U.S. Treasury a percentage of dividend income on any account if the shareholder fails to (1) provide a taxpayer identification number, (2) certify that the number is correct and that he or she is not subject to backup withholding, or (3) certify that he or she is a U.S. Person (including a U.S. resident alien); or if (4) the IRS informs the Fund that the tax identification number provided is incorrect.

Portfolio Transactions

The Manager is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds’ portfolio business and negotiation of commissions, if any, paid on these transactions.

The Funds will seek to be included within a class of investors entitled not to pay sales loads by purchasing load fund shares under letters of intent, rights of accumulation, cumulative purchase privileges, and other quantity discount programs.

Each Fund may purchase shares of portfolio funds which charge a redemption fee (not exceeding 2%).  A redemption fee is a fee imposed by a portfolio fund upon shareholders (such as a Fund) redeeming shares of the fund within a certain period of time.  The fee is payable to the portfolio fund.  Accordingly, if a Fund were to invest in a portfolio fund and, as a result of redeeming shares in such portfolio fund, incur a redemption fee, the redeeming Fund would bear the redemption fee.  The Funds will not invest in shares of a mutual fund that is sold with a redemption fee or contingent deferred sales load exceeding 2%.

However, each Fund seeks to avoid completely all transaction costs (sales charges, commissions, and redemption fees).  As of the date of this SAI, Pearl Total Return Fund has not paid any sales charge, commission, or redemption fee since 1998 and Pearl Aggressive Growth Fund has never paid any sales charge, commission, or redemption fee.

Code of Ethics

The 1940 Act and rules thereunder require that PMF and the Manager establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Funds might take advantage of that knowledge for their own benefit.  PMF and the Manager have adopted a Code of Ethics to meet those concerns and legal requirements.  Although the Code does not prohibit employees who have knowledge of the investments and investment intentions of the Funds from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by PMF and the Manager to detect and prevent conflicts of interest.

Custodian

First National Bank of Muscatine (“FNBM”), 300 East Second Street, Muscatine, Iowa 52761, is the custodian for the Funds.  It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Funds.  FNBM does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds.  The

Funds have authorized FNBM to deposit certain portfolio securities of the Funds in central depository systems as permitted under federal law.

Independent Registered Public Accounting Firm

[______________] audits and reports on the Funds’ annual financial statements and performs other authorized professional services when engaged to do so by the Funds with the Audit Committee’s approval.  The financial statements of the Funds and report of the independent registered public accounting firm appearing in the Funds’ December 31, 2009 Annual Report are incorporated by reference in this SAI.

APPENDIX A

DESCRIPTION OF BOND RATINGS

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund’s investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating should be evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of rating used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”).

Ratings by Moody’s:

Aaa--Bonds rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa--Bonds rated Aa are judged to be high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

A-1

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing.  Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree.  Such bonds are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P Ratings:

AAA--Bonds rated AAA have the highest rating.  The obligor’s capacity to meet its financial commitment on the bond is extremely strong.

AA--Bonds rated AA differ from AAA bonds only in small degree.  The obligor’s capacity to meet its financial commitment on the bond is very strong.

A--Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the bond is still strong.

BBB--Bonds rated BBB exhibit adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the bond.

BB, B, CCC, CC and C--Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation among such bonds and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

A-2

APPENDIX B

PROCEDURES FOR VOTING PROXIES

FOR PEARL MUTUAL FUNDS

The following proxy voting procedures have been adopted by PMF and Pearl Management Company (the “Manager”).

Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies voted by Pearl Mutual Funds, registered either in the name of Pearl Aggressive Growth Fund or Pearl Total Return Fund (each a “Fund”), will have the following voting instructions typed on the proxy form:

Vote these shares in the same proportion as the vote of all other holders of such shares. (Pearl Aggressive Growth Fund) (Pearl Total Return Fund) is a series of Pearl Mutual Funds, a registered investment company.

Proxies will be signed on behalf of PMF by the Chief Executive Officer of PMF and the Manager or, in his or her absence, by another designated Officer of PMF and the Manager.

A record of each proxy vote will be entered on Form N-PX located at account\quattro\PMF\Proxy Voting Records.  A copy of each Form N-PX will be signed by the Chief Executive Officer of PMF and the Manager and will be filed in 2499-6 PMF: Proxy Voting Records.

The Manager will track all votes cast by PMF beginning July 1, 2003.  The first Form N-PX is to be filed with the SEC by August 31, 2004 and a Form N-PX is to be filed each August 31 thereafter.  Each reporting period covered by the Form N-PX runs from July 1 to June 30.

PMF will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31, 2004 that each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request by calling 866-747-9030 or on Pearl Funds’ Website at www.pearlfunds.com and is also available on the SEC’s Website at www.sec.gov.

B-1

PART C OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Amended and Restated Declaration of Trust dated September 11, 2000 (a)

(a)(2)	Establishment and Designation of Series of Shares of Beneficial Interest (a)

(b)	Amended and Restated Bylaws dated June 27, 2005 (f)

(c)	The Registrant does not issue share certificates

(d)(1)	Investment Management Agreement between the Registrant and Pearl Management Company (c)

(d)(2)	Amended Expense Limit Agreement dated December 4, 2009

(e)	None

(f)	None

(g)	Custodial Agreement between the Registrant and First National Bank of Muscatine (d)

(h)	Amended Administrative Services Agreement between the Registrant and Pearl Management Company

(i)(1)	Opinion and consent of Bell, Boyd & Lloyd LLC (b)

(i)(2)	Opinion and consent of Bingham McCutchen LLP (b)

(i)(3)	Consent of K&L Gates LLP*

(i)(4)	Consent of Bingham McCutchen LLP*

(j)	Consent of Independent Registered Public Accounting Firm*

(k)	None

(l)	Subscription Agreement between the Registrant and Pearl Management Company (b)

(m)	None

(n)	None

(o)	None

(p)(1)	Pearl Mutual Funds and Pearl Management Company Amended Code of Ethics and Policy and Procedures to Prevent Misuse of Inside Information (e)

(p)(2)	Pearl Mutual Funds Code of Ethics for Outside Trustees (g)

   * To be filed by amendment.

(a)
Previously filed. Incorporated by reference to the exhibit of the same number filed with the Registrant’s registration statement, Securities Act file number 333-53390 (the “Registration Statement”), filed on January 8, 2001.

(b)	Previously filed. Incorporated by reference to the exhibit of the same number filed with the Registrant’s Registration Statement filed on June 15, 2001.
(c)	Previously filed. Incorporated by reference to exhibit (d) filed with the Registrant’s Registration Statement filed on July 2, 2001.
(d)	Previously filed. Incorporated by reference to the exhibit of the same number filed with the Registrant’s Registration Statement filed on July 2, 2001.
(e)	Previously filed. Incorporated by reference to the exhibit of the same number filed with the Registrant’s registration statement, filed on February 28, 2005.
(f)	Previously filed. Incorporated by reference to the exhibit of the same number filed with the Registrant’s registration statement, filed on April 27, 2006.
(g)(g)	Previously filed. Incorporated by reference to the exhibit of the same number filed with the Registrant’s registration statement, filed on April 29, 2008.

Item 29.	Persons Controlled By or Under Common Control with Registrant

As of March 31, 2009, Tax Education Support Organization may be deemed to control Total Return Fund and Aggressive Growth Fund through direct and indirect ownership of [____]% of the outstanding shares of Total Return Fund and [______]% of the outstanding shares of Aggressive Growth Fund. Registrant may, therefore, be deemed to be under common control with any company that is controlled by Tax Education Support Organization (as the term “control” is defined by Section 2(a)(9) of the Investment Company Act of 1940). See, “Principal Shareholders” in the statement of additional information. [To be completed by amendment.]

Item 30.	Indemnification

Article XII of the Declaration of Trust of Registrant (exhibit 1 to this Registration Statement, which is incorporated herein by reference) provides that Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant, its trustees and officers, Pearl Management Company (“PMC”) (the investment manager to Registrant) and certain affiliated persons of PMC and affiliated persons of such persons are insured under a policy of insurance maintained by Registrant, PMC and those affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees, directors or officers. The policy excludes coverage for losses resulting from claims involving: (1) an intentional breach of a contract; (2) libel, slander or defamation; (3) a dishonest, fraudulent or criminal act; (4) personal profit, advantage or remuneration to which an insured was not legally entitled; or (5) late trading, market timing, failure to fair value securities or selective disclosure of portfolio securities.

Item 31.	Business and Other Connections of Investment Adviser

The information in the prospectus under the caption “Management of the Funds” is incorporated by reference. For a description of other business, profession, vocation or employment of a substantial nature in which any officer or director of PMC has engaged within the last 2 fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, see the information under the caption “Trustees and Officers” in the statement of additional information.

Item 32.	Principal Underwriters

None

Item 33.	Location of Accounts and Records

Robert H. Solt, President
Pearl Management Company
2610 Park Avenue
Muscatine, IA 52761

Item 34.	Management Services

None

Item 35.	Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Muscatine, Iowa on February 26, 2010.

PEARL MUTUAL FUNDS
By	/s/ Robert H. Solt
Robert H. Solt, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title		Date

/s/ John W. Axel	Trustee	)
John W. Axel		)
)

/s/ Dr. David N. DeJong	Trustee	)
Dr. David N. DeJong		)
)

/s/David L. Evans	Trustee	)
David L. Evans		)
		)	February 26, 2010

/s/ Robert H. Solt	Trustee	)
Robert H. Solt	President	)
	Chief Executive Officer	)
	Chief Operating Officer	)
	Chief Financial Officer	)
	Assistant Secretary	)
	Treasurer	)
(principal accounting officer))
(principal executive officer))
)
)

/s/ David M. Stanley	Trustee	)
David M. Stanley	Chief Legal Officer	)
	Senior Counsel	)
	Secretary	)
)
)
)

/s/ Dr. James P. Stein	Trustee	)
Dr. James P. Stein	Chairman of the Board	)

Exhibits Being Filed with This Amendment

Exhibit Number	Exhibit

(d)(2)	Amended Expense Limit Agreement dated December 4, 2009

(h)	Amended Administrative Services Agreement between the Registrant and Pearl Management Company

1601 K Street, N.W. Washington, D.C. 20006 202.778.9000 • Fax 202.778.9100

ERIC S. PURPLE
202.778.9220
eric.purple@klgates.com

February 26, 2010

BY EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Ladies and Gentlemen:

Pearl Mutual Funds
1933 Act Registration No. 333-53390
1940 Act Registration No. 811-10261

 On behalf of Pearl Mutual Funds (the “Fund”), we are transmitting for filing under the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940 (the “1940 Act”) post-effective amendment No. 12 to the Fund’s registration statement under the Securities Act, which is also amendment No. 14 to its registration statement under the 1940 Act (the “Amendment”).  The Post-Effective Amendment includes a conformed signed signature page, the manually signed original of which is maintained at the office of the Fund.

The Fund is filing the Amendment to comply with the disclosure requirements of Amended Form N-1A, and to make other changes to the prospectus and statement of additional information of the Fund.  The Post-Effective Amendment will become effective on April 30, 2010 in accordance with Rule 485(a)(1) under the 1933 Act.

The Fund will file by subsequent amendment its financial statements for the fiscal year ended December 31, 2009, as well as other information permitted to be included in such an amendment by Rule 485(b) under the 1933 Act.

Please contact the undersigned at (202) 778-9220 with any questions or comments you may have on this filing.  Thank you for your attention to this matter.

Very truly yours,

K&L Gates LLP

By:	/s/ Eric S. Purple
Eric S. Purple